As filed with the Securities and Exchange Commission on November 12, 2009

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __
Post-Effective Amendment No.
(Check appropriate box or boxes)

FEDERATED INSURANCE SERIES
(Exact Name of Registrant as Specified in Charter)

1-800-341-7400
(Area Code and Telephone Number)
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)

Copies to:

Jennifer Eck, Esquire
Dickstein Shapiro LLP
2101 L Street, NW
Washington, DC  20037-1526
(202) 828-2218
Approximate Date of Proposed Public Offering: As soon as
practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Primary Shares and Service Shares, at par value, of Federated Capital Appreciation Fund II

It is proposed that this filing will become effective on December 14, 2009 pursuant to Rule 488.

______________________________________________________________________________
No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended

FEDERATED INSURANCE SERIES FEDERATED CLOVER VALUE FUND II

 Prospectus/Proxy Statement - Please Vote Today!

Federated Clover Value Fund II, a portfolio of the Federated Insurance Series, will hold a special meeting of shareholders on Friday, February 19, 2010.  Please refer to the enclosed Prospectus/Proxy Statement as well as the information highlighted below for complete details on the proposal.

It is important for you to vote and we encourage you to do so. Please vote today!

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the one described here and in the accompanying Prospectus/Proxy Statement.  As a shareholder, you have a right to vote on these changes and we urge you to do so. Your prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?
A proposed Reorganization whereby Federated Clover Value Fund II would transfer all of its assets to Federated Capital Appreciation Fund II  (also a portfolio of the Federated Insurance Series) in exchange for shares of Federated Capital Appreciation Fund II.

If you own:	You will receive:
Federated Clover Value Fund II Primary Shares	Federated Capital Appreciation Fund II Primary Shares
Federated Clover Value Fund II Service Shares	Federated Capital Appreciation Fund II Service Shares

Why has the Board of Trustees recommended that I vote in favor of the proposal??
The Board of Trustees believes that the Reorgnization is in the best interest of Federated Clover Value Fund II and its shareholders.
•	Federated Capital Appreciation Fund II is more economically viable that the Federated Clover Value Fund II.
•	Federated Capital Appreciation Fund II offers Federated Clover Value Fund II shareholders a stronger historic performance record, an improved 3-year total return, and an improved Morningstar rating.
•	Both funds have similar investment objectives, are managed using similar investnment strategies, and invest in similar securities.
•	A summary of the reasons for the proposal can be found in the Prospectus/Proxy Statement.

How will the Reorganization affect my investment?
•
The cash value of your investment will not change.  You will receive Primary Shares and Service Shares  of Federated Capital Appreciation Fund II with a total dollar value equal to the total dollar value of the  Federated Clover Value Fund II  shares that you own at the time of the Reorganization.

•	There will be no sales charge incurred as a result of the Reorganization.
•	The Reorganization will be a tax-free transaction for federal income tax purposes.

What will happen to my account?
After the Reorganization, your current account will be closed and a new account will be opened for you in Federated Capital Appreciation Fund II. This process will occur automatically with no action required by you.

What should I do in connection with the Reorganization?
Please vote your shares today. If the Reorganization is approved, your shares will automatically be exchanged for shares of Federated Capital Appreciation Fund II. Please do not attempt to make the exchange yourself as this will disrupt the management of the Fund’s portfolio.

How do I vote my shares?
You may vote in person at the meeting or complete and return the enclosed proxy card.  Please note that if you:

1.       do not respond at all, we may contact you by telephone to request that you cast your vote; or
2.       sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.

You may also vote by telephone through the Voice Response Unit (VRU) or through the Internet.  Please refer to your ballot for the appropriate VRU telephone number and internet address.

Whom do I call if I have questions about this Prospectus Proxy/Statement?
Please don’t hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.  Thank you in advance for your vote and your continued support of the Federated Funds.

After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED CLOVER VALUE FUND II
(FORMERLY, FEDERATED AMERICAN LEADERS FUND II)

a portfolio of Federated Insurance Series
4000 Ericsson Drive
Warrendale, PA 15086-7561

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 19, 2010

TO SHAREHOLDERS OF FEDERATED CLOVER VALUE FUND II:  A special meeting of the shareholders of the Federated Clover Value Fund II will be held at 4000 Ericsson Drive, Warrendale, PA 15086-7561 at 2:00 p.m. (Eastern time), on February 19, 2010 for the following purposes:

1.
To approve or disapprove a proposed an Agreement and Plan of Reorganization pursuant to which Federated Capital Appreciation Fund II, a portfolio of Federated Insurance Series, would acquire all of the assets of Federated Clover Value Fund II in exchange for Primary Shares and Service Shares of Federated Capital Appreciation Fund II to be distributed pro rata by Federated Clover Value Fund II to its shareholders of its Primary Shares and Service Shares, respectively, in complete liquidation and termination of Federated Clover Value Fund II, and

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Trustees has fixed December 11, 2009 as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Trustees,

/s/ John W. McGonigle
John W. McGonigle
Secretary

January 8, 2010

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

January 8, 2010

Acquisition of the assets of

FEDERATED CLOVER VALUE FUND II
(FORMERLY, FEDERATED AMERICAN LEADERS FUND II)

a portfolio of Federated Insurance Series
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

By and in exchange for Primary Shares and Service Shares of

FEDERATED CAPITAL APPRECIATION FUND II
a portfolio of Federated Insurance Series

4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) under the Agreement and Plan of Reorganization (the “Plan”), of Federated Clover Value Fund II (“Clover Fund”) a portfolio of Federated Insurance Series (the “Trust”), with and into Federated Capital Appreciation Fund II (“Capital Fund”) another portfolio of the Trust. Under the Plan, Clover Fund would transfer all of its assets (except for deferred or prepaid expenses, which are not expected to be material in amount) to Capital Fund in exchange for Primary Shares and Service Shares of Capital Fund. Primary Shares and Service Shares of Capital Fund will be distributed pro rata by Clover Fund to its shareholders in complete liquidation of Clover Fund.  As a result of the Reorganization, each owner holding Primary Shares and Service Shares of Clover Fund will become the owner of Primary Shares and Service Shares of Capital Fund, respectively, having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Clover Fund on the date of the Reorganization (the “Closing Date”), subject to the following: at the time of the Reorganization, the value of the assets of Clover Fund’s shares will be determined in accordance with Capital  Fund’s valuation procedures (Since Clover Fund and  Capital Fund’s valuation procedures are identical, the use of Capital Fund’s valuation procedures will not result in a revaluation of Clover Fund’s assets at the time of the Reorganization). A form of the Plan is attached as Exhibit A.

The Board of Trustees (the “Board”) of the Trust has determined that a reorganization of Clover Fund into Capital Fund is in the best interest of Clover Fund shareholders and is recommending that shareholders of Clover Fund approve the Reorganization.

Insurance company separate accounts, as shareholders of Clover Fund, will request voting instructions on the proposal from the owners of variable life insurance policies and variable annuity contracts of the separate accounts, and will vote the accounts’ shares in proportion to the voting instructions received.

The investment objectives and policies for Clover Fund and Capital Fund (each a “Fund” and collectively the “Funds”) are similar.

           For a comparison of the investment objectives and policies of the Funds, see “Summary – Comparison of Investment Objectives, Policies and Limitations.” Information concerning Capital Fund shares, as compared to shares of Clover Fund, is included in this Prospectus/Proxy Statement in the section entitled “Summary – Comparative Fee Tables” and “Information About the Reorganization – Description of Capital Fund’s Primary Share and Service Share Class and Capitalization.”

           This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before voting on the Reorganization. This Prospectus/ Proxy Statement are accompanied by the Prospectus of Capital Fund, dated April 30, 2009, which are incorporated herein by reference. The Statement of Additional Information dated January 19, 2010 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by Capital Fund with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):

1.           Statement of Additional Information for Capital Fund dated April 30, 2009;

2.           Annual Report for Clover Fund dated December 31, 2008;

3.           Annual Report for Capital Fund dated December 31, 2008;

4.           Semi Annual Report for Clover Fund dated June 30, 2009; and

5.           Semi Annual Report for Capital Fund dated June 30, 2009.

Copies of these materials and other information about Capital Fund and Clover Fund may be obtained without charge by writing or by calling Capital Fund or Clover Fund at the address and telephone number shown on the previous pages.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  THESE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE USED SOLELY AS AN INVESTMENT VEHICLE FOR  SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OFFERING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. THE GENERAL PUBLIC HAS ACCESS TO THE FUNDS ONLY BY PURCHASING A VARIABLE ANNUITY CONTRACT OR VARIABLE LIFE INSURANCE POLICY (THUS BECOMING A CONTRACT OWNER). SHARES ARE NOT SOLD DIRECTLY TO THE GENERAL PUBLIC.  SHARES ARE NOT SOLD ON A NATIONAL SECURITY EXCHANGE.

TABLE OF CONTENTS

                      Page

SUMMARY

REASONS FOR THE PROPOSED REORGANIZATION

TAX CONSEQUENCES

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

INVESTMENT POLICIES

COMPARATIVE FEE TABLES

COMPARISON OF POTENTIAL RISKS AND REWARDS:  PERFORMANCE INFORMATION

FINANCIAL HIGHLIGHTS

INVESTMENT ADVISER

ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS INFORMATION; AND MIXED AND SHARED FUNDING

INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE PLAN OF REORGANIZATION

DESCRIPTION OF CAPITAL FUND’S SHARE AND CAPITALIZATION

FEDERAL TAX CONSEQUENCES

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

INFORMATION ABOUT CAPITAL FUND AND CLOVERFUND

WHERE TO FIND ADDITIONAL INFORMATION

LEGAL PROCEEDINGS-CLOVER  FUND AND CAPITAL FUND

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

SHARE OWNERSHIP OF THE FUNDS

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

FORM OF AGREEMENT AND PLAN OF REORGANIZATION (EXHIBIT A)

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (EXHIBIT B)

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated herein by reference into this Prospectus/Proxy Statement.  A form of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A.  Copies of the prospectuses for Capital Fund’s Primary Shares and Service Shares accompany this Prospectus/Proxy Statement.

Reasons for the Proposed Reorganization

The Reorganization is being proposed to shareholders of Clover Fund primarily because, in the opinion of Federated Securities Corp (“FSC”), the distributor of both Funds, Clover Fund is no longer economically viable. It is anticipated that by combining Clover Fund and Capital Fund, the Funds will have a grater ability to diversify the combined portfolio holdings and take advantage of economies of scale.  Clover Fund, which was initially launched in December 1993, has experienced a diminution of its net asset size from a peak of $512.4 million in May 2001 to $66.2 million as of October 31, 2009, which includes a decrease in asset size of $10.2 million from January 1, 2009 through October 31, 2009.  FSC believes that Clover Fund shareholders would benefit from becoming shareholder of Capital Fund, whose total net assets were $59.5 million as of October 31, 2009. In addition, as described below, the one-, three- and five-year performance record of Capital Fund is superior to Clover Fund’s performance record over the same periods, however the Fund’s past performance is no guarantee of future results.

The Board has voted to recommend to holders of shares of Clover Fund the approval of the Plan, pursuant to which Capital Fund would acquire all of the assets of Clover Fund in exchange for Primary Shares and Service Shares, of Capital Fund (the “Exchange”).  Immediately following the Exchange, Clover Fund will distribute Primary Shares and Service Shares, respectively, of Capital Fund pro rata to holders of Primary Shares and Service Shares of Clover Fund, respectively, in complete liquidation and termination of Clover Fund.  As a result of the Reorganization, each holder of Clover Fund’s Primary Shares and Service Shares will become the owner of Capital Fund’s Primary Shares and Service Shares respectively, having a total net asset value (“NAV”) equal to the total NAV of his or her holdings of Clover Fund on the date of the Reorganization.  Following the Reorganization, the Trust will amend the Declaration of Trust to remove Clover Fund as a series of the Trust.

In considering the Proposed Reorganization, the Board took into consideration a number of factors, including: (1) the compatibility of Clover Fund’s and Capital Fund’s investment objectives, policies and limitations; (2) that the Reorganization will not result in recognition of any gain or loss for federal income tax purposes either to Clover  Fund or Capital Fund or to shareholders of either Fund; (3) that while the gross expenses, and net expenses after waiver, of Capital Fund are higher than those of Clover Fund, the better performance and greater viability of Capital Fund outweigh the increase in expenses which Clover Fund’s shareholders may incur; (4) the one-, three- and five-year performance record of Capital Fund is superior to Clover Fund’s performance record over the same period (although Clover Fund’s performance record from January 1, 2009 through October 31, 2009 exceeds that of Capital Fund); (5) all fees and expenses incurred by the Funds as a result of the Reorganization shall have been or when due will be paid in full by FSC or its affiliates; and (6) the shareholders of Clover Fund will not incur a sales charge to acquire shares of the Acquiring Fund as a result of the Reorganization.

The Board likewise approved the Reorganization on behalf of Capital Fund.  Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”), the Trustees, including a majority of the Trustees who were not “interested persons,” determined that the Reorganization is in the best interest of both Funds and their respective shareholders, and that the interests of existing Clover Fund and Capital Fund shareholders would not be diluted as a result of the Reorganization.

Tax Consequences

For a discussion of the tax consequences of variable life or annuity contracts, shareholders of the Funds (and holders of the contracts) should refer to the prospectuses or other documents they received when they purchased their variable life or variable annuity contracts.  Variable life and variable annuity contracts purchased through insurance company separate accounts generally provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability for the contract holder.  Accordingly, any gain realized by a shareholder as a result of the Reorganization which would otherwise be subject to federal income tax, would not be subject to such current tax.

THE BOARD OF TRUSTEES OF CLOVER FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks for the Clover Fund with the Capital Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Capital Fund’s and the Clover Fund’s prospectuses.

The investment objective of the Capital Fund is capital appreciation. The investment objective of the Clover Fund is to seek long-term growth of capital and a secondary objective is to provide income.

The Clover Fund primarily invests in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations. Federated Global Investment Management Company, Clover Fund’s investment adviser (“Clover Adviser”) seeks to achieve the Fund’s investment objective by investing in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations that the Adviser believes are undervalued relative to the market or their historic valuations. The Clover Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting securities for the Clover Fund, the investment adviser will seek to identify companies whose stock is out of favor with investors.

The Clover Fund’s investments may include, but are not limited to, the following: equity securities of domestic issuers (including American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies), derivative instruments and/or hybrid instruments, such as futures and options and exchange-traded funds (ETFs).

 The Capital Fund pursues its investment objective by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. This includes companies with market capitalizations in excess of $500 million. Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. The Capital Fund may also invest in common stocks of foreign issuers (including ADRs). The Capital Fund also invests in convertible securities and preferred stocks issued by these domestic and foreign companies.

The Capital Fund invests primarily in stocks of companies that Federated Equity Management Company of Pennsylvania, Capital Fund’s investment adviser, (“Capital Adviser”) expects to have better future prospects than are reflected in the prices of those stocks. In its stock selection process, the Capital Fund uses fundamental and valuation analysis. The investment adviser evaluates a company’s fundamentals and attempts to project long-term future earnings growth rates. In addition, the investment adviser employs valuation analysis as a framework for evaluating how the stock could be valued. The fundamental research is conducted by the investment adviser’s staff. Fundamental analysis includes, but is not limited to, examination of a company’s product positioning, management quality and sustainability of growth trends. Valuation analysis frequently includes, but is not limited to, examining traditional valuation metrics, such as price-to-earnings, price-to-cashflow and price-to-sales ratios, on both an absolute and relative basis. The Capital Fund may also seek capital appreciation by buying securities in initial public offerings. The Capital Fund will participate in such offerings without regard to the issuer’s market capitalizations. The investment adviser may select initial public offerings based on its fundamental analysis of the issuer.

Both Funds may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.  For example, the Funds may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Funds may use derivative contracts in an attempt to:

•	Obtain premiums from the sale of derivative contracts;

•	Realize gains from trading a derivative contract; or

•	Hedge against potential losses.

There can be no assurance that the Funds’ use of derivative contracts or hybrid instruments will work as intended.

Because the Clover Fund and the Capital Fund have similar investment objectives and policies, their principal risks will be similar. All mutual funds take investment risks. The shares offered by the Funds are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. The following summarizes some of the more significant risk factors relating to both Funds.

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•
Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.

Since the Capital Fund invests in common stocks of foreign issuers it is also subject to the following risks:

•
Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

•
Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

•
Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

•	Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

•
Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

A full discussion of the risks inherent in the investment in Capital Fund and Clover Fund is set for in Capital Fund’s prospectus (which accompanies this Prospectus/Proxy Statement) and the Statement of Additional Information, each dated April 30, 2009, and Clover Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2009, each of which is incorporated by reference.

INVESTMENT POLICIES –CAPITAL FUND AND CLOVER FUND
Each Fund has fundamental investment limitations which may not be changed without shareholder approval.  With 1 exception, the fundamentals limitations of the two Funds are identical.

The following table compares the fundamental and non-fundamental investment limitations of Clover Fund and Capital Fund:

INVESTMENT LIMITATIONS
Clover Fund	Capital Fund
Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Diversification of Investments (fundamental) Same.
Borrowing Money and Issuing Senior Securities (fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Borrowing Money and Issuing Senior Securities (fundamental) Same
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Real Estate (fundamental) Same.
Investing in Commodities (fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Investing in Commodities (fundamental)
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.  For purposes of this restriction, as a matter of non-fundamental operating policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investment in commodities.

Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Underwriting (fundamental) Same.
Lending (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Lending (fundamental) Same.
Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.  Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.   Government securities and municipal securities will not be deemed to constitute an industry.

Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund’s net assets.

Illiquid Securities (non-fundamental) Same.
Purchases on Margin (non-fundamental)
The Fund will not purchase securities on margin, provided that he Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, of and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments. .

Purchases on Margin (non-fundamental) Same.
Pledging Assets (non-fundamental)
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Pledging Assets (non-fundamental) Same.
Commodities (non-fundamental)
As a matter of non-fundamental operating policy, for purposes of the commodities policy, futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investment in commodities
Commodities (non-fundamental) Same.

Comparative Fee Tables

Like all mutual funds, Capital Fund and Clover Fund incur certain expenses in their operations.  These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.  These tables do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.  Set forth in the tables below is information regarding the fees and expenses currently incurred by Clover Fund and Capital Fund and pro forma fees for Capital Fund after giving effect to the Reorganization.

FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Primary Shares of  Federated Clover Value Fund II as of its most recent Prospectus dated April 30, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Primary Shares of  Federated Capital Appreciation Fund II as of its most recent Prospectus dated April 30, 2009; and  (3)  the proforma fees and expenses of Primary Shares of Federated Capital Appreciation Fund II on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).

Shareholder Fees	Federated Clover Value Fund II - Primary Shares	Federated Capital Appreciation Fund II – Primary Shares	Federated Capital Appreciation Fund II – Primary Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A	N/A	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A	N/A	N/A
Exchange Fee	N/A	N/A	N/A

Annual Fund Operating Expenses (Before Waivers and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.75%2	0.85%3	0.85%
Distribution (12b-1) Fee	None	0.25%4	0.25%4
Other Expenses	0.59%5	0.71%6	0.55%6
Total Direct and Acquired Annual Fund Operating Expenses	1.34%	1.81%7	1.65%7

1 With respect to Federated Clover Value Fund II, Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, the percentages are based on actual expenses for the entire fiscal year ended December 31, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated Clover Value Fund II, although not contractually obligated to do so, the Adviser and administrator waived certain amounts.  Additionally, the administrative services provider did not charge its fee.  These are shown below along with the net expenses Federated Clover Value Fund II actually paid for the fiscal year ended December 31, 2008.  With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, although not contractually obligated to do so, the Adviser and administrator waived certain amounts.  Additionally, the distributor and administrative services provider did not charge their fee.  These are shown below along with the net expenses Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined actually paid for the fiscal year ended December 31, 2008.

Total Waivers and Reductions of Fund Expenses	0.34%	0.63%	0.52%
Total Actual Annual Fund Operating Expenses (after waivers and reductions)	1.00%	1.18%	1.13%
2   With respect to Federated Clover Value Fund II, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Federated Clover Value Fund II (after the voluntary waiver) was 0.70% for the fiscal year ended December 31, 2008.

3With respect to Federated Capital Appreciation Fund II, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by Federated Capital Appreciation Fund II (after the voluntary waiver) was 0.76% for the fiscal year ended December 31, 2008.

4    With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, the Fund did not pay or accrue the distribution (12b-1) fee for the Primary Shares during the fiscal year ended December 31, 2008.  The Fund has no present intention of paying or accruing the distribution (12b-1) fee for the Primary Shares during the fiscal year ending December 31, 2009.

5   With respect to Federated Clover Value Fund II, includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  In addition, the administrative services provider did not charge, and therefore the Fund’s Primary Shares did not accrue, a portion of its fee.  This reduction can be terminated at any time.  Total other expenses paid by the Primary Shares of Federated Clover Value Fund (after the voluntary waiver and reduction) were 0.30% for the fiscal year ended December 31, 2008.

6With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  In addition, the administrative services provider did not charge, and therefore the Fund’s Primary Shares did not accrue, a portion of its fee.  This reduction can be terminated at any time.  Total other expenses paid by the Primary Shares of Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined (after the voluntary waiver and reduction) were 0.42% and 0.28%, respectively, for the fiscal year ended December 31, 2008.

7    With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses  paid by the Funds’ Primary Shares (after the voluntary waivers and reimbursements) will not exceed 1.18% for the fiscal year ending December 31, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through February 28, 2010.

Example

This example is intended to help you compare the cost of investing in the indicated Funds’ Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund’s Primary Shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses are before waivers and reductions as shown in the table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Federated Clover Value Fund II, Primary Shares	$136	$425	$734	$1,613

Federated Capital Appreciation Fund II, Primary Shares	$184	$569	$980	$2,127

Federated Capital Appreciation Fund II, Pro Forma Combined Primary Shares	$168	$520	$897	$1,955

This table describes (1) the actual fees and expenses that you may pay if you buy and hold Service Shares of Federated Clover Value Fund II as of its most recent Prospectus dated April 30, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Service Shares of Federated Capital Appreciation Fund II as of its most recent Prospectus dated April 30, 2009; and  (3)  the proforma fees and expenses of Service Shares of Federated Capital Appreciation Fund II on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).

Shareholder Fees	Federated Clover Value Fund II - Service Shares	Federated Capital Appreciation Fund II – Service Shares	Federated Capital Appreciation Fund II – Service Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A	N/A	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A	N/A	N/A
Exchange Fee	N/A	N/A	N/A

Annual Fund Operating Expenses (Before Waivers and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.75%2	0.85%3	0.85%
Distribution (12b-1) Fee	0.25%	0.25%	0.25%
Other Expenses	0.59%4	0.71%5	0.55%5
Total Direct and Acquired Annual Fund Operating Expenses	1.59%	1.81%6	1.65%6

1 With respect to Federated Clover Value Fund II, Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, the percentages are based on actual expenses for the entire fiscal year ended December 31, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated Clover Value Fund II, although not contractually obligated to do so, the Adviser and administrator waived certain amounts.  Additionally, the administrative services provider did not charge its fee.  These are shown below along with the net expenses Federated Clover Value Fund II actually paid for the fiscal year ended December 31, 2008.  With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, although not contractually obligated to do so, the Adviser and administrator waived certain amounts.  Additionally, the administrative services provider did not charge its fee.  These are shown below along with the net expenses Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined actually paid for the fiscal year ended December 31, 2008.

Total Waivers and Reductions of Fund Expenses	0.34%	0.38%	0.27%
Total Actual Annual Fund Operating Expenses (after waivers and reductions)	1.25%	1.43%	1.38%
2   With respect to Federated Clover Value Fund II, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Federated Clover Value Fund II (after the voluntary waiver) was 0.70% for the fiscal year ended December 31, 2008.

3With respect to Federated Capital Appreciation Fund II, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by Federated Capital Appreciation Fund II (after the voluntary waiver) was 0.76% for the fiscal year ended December 31, 2008.

4   With respect to Federated Clover Value Fund II, includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  In addition, the administrative services provider did not charge, and therefore the Fund’s Service Shares did not accrue, a portion of its fee.  This reduction can be terminated at any time.  Total other expenses paid by the Service Shares of Federated Clover Value Fund (after the voluntary waiver and reduction) were 0.30% for the fiscal year ended December 31, 2008.

5With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  In addition, the administrative services provider did not charge, and therefore the Fund’s Service Shares did not accrue, a portion of its fee.  This reduction can be terminated at any time.  Total other expenses paid by the Service Shares of Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined (after the voluntary waiver and reduction) were 0.42% and 0.28%, respectively, for the fiscal year ended December 31, 2008.

6    With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses  paid by the Funds’ Service Shares (after the voluntary waivers and reimbursements) will not exceed 1.43% for the fiscal year ending December 31, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through February 28, 2010.

Example

This example is intended to help you compare the cost of investing in the indicated Funds’ Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund’s Service Shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses are before waivers and reductions as shown in the table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Federated Clover Value Fund II, Service Shares	$162	$502	$866	$1,889

Federated Capital Appreciation Fund II, Service Shares	$184	$569	$980	$2,127

Federated Capital Appreciation Fund II, Pro Forma Combined Service Shares	$168	$520	$897	$1,955

Comparison of Potential Risks and Rewards; Performance Information

The bar charts and tables below compare the potential risks and rewards of investing in Clover Fund and Capital Fund. The bar charts provide an indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year. The total returns shown in the bar charts are based upon NAV. The tables show how each Fund’s average annual total returns for the one year, five years and ten years (or start of performance). The figures assume reinvestments of dividends and distributions.

CLOVER FUND-PRIMARY SHARES

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. Effective April 30, 2009, the Fund changed its investment strategies to those described under “What are the Fund’s Investment Strategies” in this Prospectus.  Thus it should be noted that the performance shown below was achieved using a different investment strategy than that which is currently in use. The bar chart shows the variability of the Fund’s Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance is no guarantee of future results.

The “y” axis reflects the “% of Total Return” beginning with -40% and increasing in increments of 10% up to 30%. The “x” axis represents calculation periods from 1999 through the calendar year ended 2008. The light gray shaded chart features 10 distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for Clover Fund is stated at the top of each respective bar for calendar years ended 1999 through 2008. The percentages noted are 6.67%, 2.38%, 4.21%, -20.21%, 27.69%, 9.78%, 5.02%, 16.81%,

 -9.66% and -33.79%.

The Fund’s Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund’s Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (15.04%)%.

Within the periods shown in the bar chart, the Fund’s Primary Shares highest quarterly return was 16.93% (quarter ended June 30, 2003). Its lowest quarterly return was (19.60)% (quarter ended September 30, 2002).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Primary Shares. The table also shows returns for the Russell 3000 Value Index (Russell 3000 Value ), the Russell 1000 Value Index (Russell 1000 Value) and Standard & Poor’s 500/Citigroup Value Index (S&P 500/CV), broad based market indexes, and the Lipper Variable Underlying Funds Large-Cap Value Average (LLCVFA), which is an average of funds with similar investment objectives. Russell 3000 Value, Russell 1000 Value and S&P 500/CV returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. LLCVFA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(33.79)%	(4.23)%	(1.51)%
Russell 3000 Value1	(36.25)%	(0.72)%	1.69%
Russell 1000 Value1	(36.85)%	(0.79)%	1.36%
S&P 500/CV	(39.22)%	(1.72)%	0.10%
LLCVFA	(37.38)%	(3.15)%	(0.77)%
1
The Fund’s investment adviser has elected to change the Fund’s benchmark index from S&P 500/CV to Russell 3000 Value and Russell 1000 Value. The Russell 3000 Value and Russell 1000 Value are more representative of the securities typically held by the Fund.

CLOVER FUND-SERVICE SHARES

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns.  Effective April 30, 2009, the Fund changed its investment strategies to those described under “What are the Fund’s Investment Strategies” in this Prospectus.  Thus it should be noted that the performance shown below was achieved using a different investment strategy than that which is currently in use. The bar chart shows the variability of the Fund’s Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance is no guarantee of future results.

The “y” axis reflects the “% of Total Return” beginning with -40% and increasing in increments of 10% up to 30%. The “x” axis represents calculation periods from the earliest first full calendar year end of the Service Shares Start of Performance  through the calendar year ended 2008. The light gray shaded chart features 6 distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for Clover Fund is stated at the top of each respective bar for calendar years ended 2003 through 2008. The percentages noted are 27.32%, 9.50%, 4.70%, 16.48%, -9.86%, and -33.96%.

The Fund’s Service Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund’s Service Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (15.17)%.

Within the periods shown in the bar chart, the Fund’s Service Shares highest quarterly return was 16.87% (quarter ended June 30, 2003). Its lowest quarterly return was (18.86)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Service Shares. The table also shows returns for the Russell 3000 Value Index (Russell 3000 Value ), the Russell 1000 Value Index (Russell 1000 Value) and Standard & Poor’s 500/Citigroup Value Index (S&P 500/CV), broad based market indexes, and the Lipper Variable Underlying Funds Large-Cap Value Average (LLCVFA), which is an average of funds with similar investment objectives.  Russell 3000 Value, Russell 1000 Value and S&P 500/CV returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. LLCVFA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(33.96)%	(4.47)%	(2.53)%
Russell 3000 Value2	(36.25)%	(0.72)%	0.84%
Russell 1000 Value2	(36.85)%	(0.79)%	0.74%
S&P 500/CV	(39.22)%	(1.72)%	(0.10)%
LLCVFA	(37.38)%	(3.15)%	(1.93)%
1	The Fund’s Service Shares start of performance date was April 30, 2002.

2
The Fund’s investment adviser has elected to change the Fund’s benchmark index from S&P 500/CV to Russell 3000 Value and Russell 1000 Value. The Russell 3000 Value and Russell 1000 Value are more representative of the securities typically held by the Fund.

CAPITAL FUND-PRIMARY SHARES

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance is no guarantee of future results.

The “y” axis reflects the “% of Total Return” beginning with -30% and increasing in increments of 10% up to 30%. The “x” axis represents calculation periods from 2001 through the calendar year ended 2008. The light gray shaded chart features 10 distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for Capital Fund is stated at the top of each respective bar for calendar years ended 2001 through 2008. The percentages noted are -25.03%, -22.96%, 23.92%, 7.39%, 1.91%, 16.21%, 9.88% and -29.37%.

The Fund’s Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund’s Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (10.33)%.

Within the periods shown in the bar chart, the Fund’s Primary Shares highest quarterly return was 14.49% (quarter ended June 30, 2003). Its lowest quarterly return was (19.82)% (quarter ended March 31, 2001).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Primary Shares. The table also shows returns for the Standard & Poor’s 500 Index (S&P 500), a broad-based market index and the Lipper Variable Underlying Funds Large Cap Core Average (LLCCA), an average of funds with similar objectives. S&P 500 returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. LLCCA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(29.37)%	(0.26)%	(6.93)%
S&P 500	(37.00)%	(2.19)%	(3.98)%
LLCCA	(38.55)%	(3.55)%	(4.90)%

1 The Fund’s Primary Shares start of performance date was June 19, 2000.

CAPITAL FUND—SERVICE SHARES

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance is no guarantee of future results.

The “y” axis reflects the “% of Total Return” beginning with -30% and increasing in increments of 10% up to 30%. The “x” axis represents calculation periods from 2003 through the calendar year ended 2008. The light gray shaded chart features 10 distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for Capital Fund is stated at the top of each respective bar for calendar years ended 2003 through 2008. The percentages noted are 23.88%, 7.11%, 1.70%, 15.78%, 9.64%, and -29.67%.

The Fund’s Service Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund’s Service Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (10.14)%.

Within the periods shown in the bar chart, the Fund’s Service Shares highest quarterly return was 14.49% (quarter ended June 30, 2003). Its lowest quarterly return was (18.59)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Service Shares. The table also shows returns for the Standard & Poor’s 500 Index (S&P 500), a broad-based market index, and the Lipper Variable Underlying Funds Large Cap Core Average (LLCCA), an average of funds with similar objectives. S&P 500 returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. LLCCA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(29.67)%	(0.56)%	0.10%
S&P 500	(37.00)%	(2.19)%	(0.72)%
LLCCA	(38.55)%	(3.55)%	(2.41)%
1	The Fund’s Service Shares start of performance date was April 30, 2002.

Management’s Discussion of Fund Performance

Attached as Exhibit B to the prospectus/proxy statement is Management’s Discussion of Fund Performance and a line graph showing performance for the most recent fiscal year of Clover Fund and Capital Fund.

Financial Highlights Clover Fund

The financial highlight tables are intended to help you understand Clover Fund’s financial performance for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees were imposed, performance would be lower.  Financial information for Clover Fund for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

Financial Highlights–Primary Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited)		Year Ended December 31,
	6/30/2009		2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$8.14		$17.13		$21.55		$21.38		$20.67		$19.10
Income From Investment Operations:
Net investment income	0.10	2	0.21		0.22	2	0.30		0.33		0.31
Net realized and unrealized gain (loss) on investments	(0.61)		(4.83)		(2.10)		2.89		0.69		1.53
TOTAL FROM INVESTMENT OPERATIONS	(0.51)		(4.62)		(1.88)		3.19		1.02		1.84
Less Distributions:
Distributions from net investment income	(0.21)		(0.27)		(0.30)		(0.33)		(0.31)		(0.27)
Distributions from net realized gain on investments	—		(4.10)		(2.24)		(2.69)		—		—
TOTAL FROM DISTRIBUTIONS	(0.21)		(4.37)		(2.54)		(3.02)		(0.31)		(0.27)
Net Asset Value, End of Period	$7.42		$ 8.14		$17.13		$21.55		$21.38		$20.67
Total Return3	(6.05)%		(33.79)%		(9.66)%		16.81%		5.02%		9.78%

Ratios to Average Net Assets:
Net expenses	1.00	%4,5	1.00	%5	0.92	%5	0.92	%5	0.90	%5	0.90	%5
Net investment income	2.69	%4	1.58%		1.12%		1.27%		1.32%		1.44%
Expense waiver/reimbursement6	0.51	%4	0.09%		0.02%		0.00	%7	0.00	%7	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$59,105		$73,363		$152,568		$229,478		$260,290		$320,987
Portfolio turnover	89%		121%		52%		53%		51%		43%
1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2Per share numbers have been calculated using the average shares method.

3Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.

4Computed on an annualized basis.

5The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 0.80%, 1.00%, 0.92%, 0.91%, 0.88% and 0.89% for the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.

6This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7Represents less than 0.01%.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights–Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited)		Year Ended December 31,
	6/30/2009		2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$8.09		$17.03		$21.43		$21.28		$20.58		$19.05
Income From Investment Operations:
Net investment income	0.09	2	0.18		0.17	2	0.23		0.24		0.25
Net realized and unrealized gain (loss) on investments	(0.60)		(4.81)		(2.08)		2.88		0.73		1.53
TOTAL FROM INVESTMENT OPERATIONS	(0.51)		(4.63)		(1.91)		3.11		0.97		1.78
Less Distributions:
Distributions from net investment income	(0.18)		(0.21)		(0.25)		(0.27)		(0.27)		(0.25)
Distributions from net realized gain on investments	—-		(4.10)		(2.24)		(2.69)		—		—
TOTAL FROM DISTRIBUTIONS	(0.18)		(4.31)		(2.49)		(2.96)		(0.27)		(0.25)
Net Asset Value, End of Period	$7.40		$ 8.09		$17.03		$21.43		$21.28		$20.58
Total Return3	(6.16)%		(33.96)%		(9.86)%		16.48%		4.78%		9.50%

Ratios to Average Net Assets:
Net expenses	1.25	%4,5	1.25	%5	1.17	%5	1.17	%5	1.15	%5	1.15	%5
Net investment income	2.41	%4	1.31%		0.87%		1.03%		1.09%		1.22%
Expense waiver/reimbursement6	0.52	%4	0.09%		0.02%		0.00	%7	0.00	%7	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,733		$2,980		$6,409		$8,198		$7,398		$6,823
Portfolio turnover	89%		121%		52%		53%		51%		43%
1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2Per share numbers have been calculated using the average shares method.

3Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.

4Computed on an annualized basis.

5The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.05%, 1.25%, 1.17%, 1.16%, 1.13% and 1.15% for the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.

6This expense decrease is reflected in both the net expense and net investment income ratios shown above.

7Represents less than 0.01%.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights –Capital Fund

The financial highlight tables are intended to help you understand Capital Fund’s financial performance for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees were imposed, performance would be lower.  Financial information for Capital Fund for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

Financial Highlights – Primary Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited)		Year Ended December 31,
	6/30/2009		2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$5.10		$7.39		$6.78		$5.88		$5.83		$5.46
Income From Investment Operations:
Net investment income	0.03		0.07	2	0.06	2	0.06		0.05		0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.05)		(2.20)		0.61		0.89		0.06		0.34
TOTAL FROM INVESTMENT OPERATIONS	(0.02)		(2.13)		0.67		0.95		0.11		0.40
Less Distributions:
Distributions from net investment income	(0.06)		(0.02)		(0.06)		(0.05)		(0.06)		(0.03)
Distributions from net realized gain on investments and foreign currency transactions	—		(0.14)		—		—		—		—
TOTAL DISTRIBUTIONS	(0.06)		(0.16)		(0.06)		(0.05)		(0.06)		(0.03)
Net Asset Value, End of Period	$5.02		$5.10		$7.39		$6.78		$5.88		$5.83
Total Return3	(0.41)%		(29.37)%		9.88%		16.21%		1.91%		7.39%

Ratios to Average Net Assets:
Net expenses	1.18	%4,5	1.18	%5	1.18	%5	1.15	%5	1.15	%5	1.03	%5
Net investment income	1.14	%4	1.03%		0.85%		0.79%		0.78%		1.13%
Expense waiver/reimbursement6	0.27	%4	0.14%		0.78%		1.09%		1.03%		1.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$72,656		$79,706		$81,727		$16,014		$17,158		$18,397
Portfolio turnover	156%		307%		198%		125%		66%		30%
1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2Per share numbers have been calculated using the average shares method.

3Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.

4Computed on an annualized basis.

5The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.07%, 1.17%, 1.18%, 1.14%, 1.15% and 1.02% for the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004,respectively, after taking into account these expense reductions.

6This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights – Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited)		Year Ended December 31,
	6/30/2009		2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$5.08		$7.37		$6.76		$5.87		$5.82		$5.46
Income From Investment Operations:
Net investment income	0.03		0.04	2	0.04	2	0.03		0.03		0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.05)		(2.19)		0.61		0.89		0.07		0.34
TOTAL FROM INVESTMENT OPERATIONS	(0.02)		(2.15)		0.65		0.92		0.10		0.39
Less Distributions:
Distributions from net investment income	(0.04)		(0.00	)3	(0.04)		(0.03)		(0.05)		(0.03)
Distributions from net realized gain on investments and foreign currency transactions	—		(0.14)		—		—		—		—
TOTAL DISTRIBUTIONS	(0.04)		(0.14)		(0.04)		(0.03)		(0.05)		(0.03)
Net Asset Value, End of Period	$5.02		$5.08		$7.37		$6.76		$5.87		$5.82
Total Return4	(0.42)%		(29.67)%		9.64%		15.78%		1.70%		7.11%

Ratios to Average Net Assets:
Net expenses	1.43	%5,6	1.43	%6	1.43	%6	1.40	%6	1.40	%6	1.28	%6
Net investment income	0.89	%5	0.67%		0.60%		0.54%		0.53%		0.91%
Expense waiver/reimbursement7	0.28	%5	0.14%		0.78%		1.09%		1.03%		1.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,337		$4,826		$9,368		$9,431		$9,005		$8,873
Portfolio turnover	156%		307%		198%		125%		66%		30%
1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2Per share numbers have been calculated using the average shares method.

3Represents less than $0.01.

4Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.

5Computed on an annualized basis.

6The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.32%, 1.42%, 1.42%, 1.39%, 1.40% and 1.27% for the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004,respectively, after taking into account these expense reductions.

7This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated December 31, 2008, which can be obtained free of charge.

Investment Adviser

The Board governs Capital Fund. The Board selects and oversees Federated Equity Management Company of Pennsylvania (the “Capital Adviser”), which is the Adviser for Capital Fund. The Adviser manages Capital Fund’s assets including buying and selling portfolio securities.   Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Funds. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Board also governs the Clover Fund. The Board selects and oversees Federated Global Investment Management Corp. (the “Clover Adviser”), which is the Adviser for Clover Fund. The Adviser manages Clover Fund’s assets, including buying and selling portfolio securities.  FASC, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Funds. The address of the Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.  The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Capital Adviser, Clover Adviser and other subsidiaries of Federated Investors, Inc. (“Federated”) advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

Portfolio Manager Information

Clover Fund

Matthew P. Kaufler

Mr. Kaufler has been the Fund’s portfolio manager since May 1, 2009. He is Vice President of the Fund’s Adviser. He provides research on the Consumer Staples and Consumer Discretionary sectors and is jointly responsible for the day to day management of the Fund. Prior to joining Federated, Mr. Kaufler was employed by Clover Capital Management, Inc. (“Clover”), where he co-managed Clover’s all-cap value investment strategy. Mr. Kaufler joined Clover in 1991 and was a senior member of Clover’s research team. Mr. Kaufler also worked in the trust investment division at Chase Manhattan Bank and in the brokerage industry prior to his employment with Clover. Mr. Kaufler received his B.S. in Business from the New York Institute of Technology and earned an M.B.A. from the Rochester Institute of Technology. Mr. Kaufler is the recipient of the Financial Executives Institute award for academic excellence. He is a Chartered Financial Analyst.

Paul W. Spindler

Mr. Spindler has been the Fund’s portfolio manager since May 1, 2009. He is Vice President of the Fund’s adviser. He provides research on the Utility and Energy sectors and is jointly responsible for the day to day management of the Fund. Prior to joining Federated, Mr. Spindler was employed by Clover, where he co managed Clover’s all-cap value investment strategy. Mr. Spindler joined Clover in 1988 and served on Clover’s research team. Mr. Spindler earned his B.S. in Business from the Rochester Institute of Technology and his M.B.A. from Ohio State University. Mr. Spindler is a Chartered Financial Analyst.

Stephen K. Gutch

Mr. Gutch has been the Fund’s portfolio manager since August 2009.  He is Vice President of the Fund’s adviser.  He is jointly responsible for the day-to-day management of the Fund and develops investment strategy for the Fund.  Mr. Gutch also leads the research team that provides fundamental coverage across markets.  Prior to joining Federated, Mr. Gutch was employed by Clover, where he served as Director of Research, overseeing the firm’s portfolio management effort, and co-manager of Clover’s small-cap value strategy. Prior to joining Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm’s financial services hedge fund. Previous to this, Mr. Gutch managed the financial services portfolio at Fulcrum Investment Group, LLC in Chicago for five years. Mr. Gutch earned a B.A. in Economics from the University of Rochester and an M.B.A. from the William E. Simon Graduate School of Business Administration, also at the University of Rochester. Mr. Gutch is a CFA charterholder.

Capital Fund

Carol R. Miller

Carol R. Miller has been the Fund’s Portfolio Manager since November 2005. Ms. Miller joined Federated as a Senior Vice President and Senior Portfolio Manager in November 2005. Ms. Miller was an Adjunct Professor of the Portfolio Management Course at Ohio State University from March 2005 until June 2005. From April 2003 until September 2004, Ms. Miller served as Managing Director, Growth Team Leader at Banc One Investment Advisors and from December 1999 until April 2003, she served as Director of Equity Securities at Nationwide Insurance. Ms. Miller is a Chartered Financial Analyst. She earned her B.S. in Finance and Accounting from Ohio State University and her M.B.A. in Finance from Ohio State University.

Dean J. Kartsonas

Dean J. Kartsonas has been the Fund’s Portfolio Manager since August 2007. Mr. Kartsonas joined Federated as an Investment Analyst in the High Yield department in September 1994. From March 2000 through May 2007 he has served as a Portfolio Manager and a Senior Investment Analyst in the equity department. He became a Vice President of the Fund’s Adviser in January 2004 and is a Chartered Financial Analyst. He earned his B.S. from Cornell University and his M.B.A. from the University of Pittsburgh.

Advisory Fees, Service Fees, Shareholder Fees and Other Expenses

Investment Advisory Fees

           The annual investment advisory fee for Clover Fund is 0.75% of Clover Fund’s average daily net assets.   The Clover Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse Clover Fund for certain operating expenses.  This voluntary waiver or reimbursement may be terminated by Clover Adviser at any time in its sole discretion.  A discussion of the review of Clover Fund advisory contract by the Federated Board is available in Clover Fund Semi Annual Report dated June 30, 2009.

The annual investment advisory fee for Capital Fund is 0.85% of the Capital Fund’s average daily net assets.  The Capital Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse Capital Fund for certain operation expenses.  This voluntary waiver or reimbursement may be terminated by Capital Adviser at any time in its sole discretion.  A discussion of the review of Capital Fund advisory contract by the Federated Board is available in Capital Fund Semi Annual Report dated June 30, 2009.

Administrative Fees

Federated Administrative Services (“FAS”), an affiliate of the Clover Adviser and Capital Adviser, serves as administrator to Clover Fund and Capital Fund and provides certain administrative personnel and services as necessary.  FAS provides these services at an annual rate based on the average aggregate daily net assets of Clover Fund and Capital Fund and most of the other Federated funds advised by the Advisers or their affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily net assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may choose voluntarily to waive a portion of its fee.

FAS also provides certain accounting and recordkeeping services with respect to the both Clover Fund and Capital Fund portfolio investments for a fee based on each Fund’s assets plus out-of-pocket expenses.

RULE 12B-1 FEES
Capital Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to FSC, the sale, distribution, administration and customer servicing of the Fund’s Primary Shares and Service Shares

Clover Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to FSC for the sale, distribution, administration and customer servicing of the Fund’s Service Shares.

When FSC receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because the Capital Fund Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

Administrative Service Fees

Each Fund may pay Administrative Service Fees of up to 25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS INFORMATION; MIXED AND SHARED FUNDING

The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company (“State Street Bank”). Services provided by State Street Bank include the issuance, cancellation and transfer of shares, and the maintenance of records regarding the ownership of such shares.

Reference is made to the Prospectus of each Fund dated April 30, 2009, each of which is incorporated herein by reference, for a description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of each Fund.  These procedures are identical to one another.  For a complete description of purchase, redemption and exchange procedures, contract holders should refer to the contract prospectuses.

Purchase and Redemption and Exchange Procedures

The shares offered by each Fund are used as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Funds only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares of the Funds are not sold directly to the general public.

Purchase and redemption orders for the Funds must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund’s Participation Agreement among the Fund, the Distributor and your participating insurance company. The Funds reserve the right to reject any purchase order.

Dividends and Distributions

Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

Tax Information

Each Fund intends to comply with variable asset diversification regulations. If a Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

Frequent Trading

Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt a Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short- term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.
The Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds’ shares.  These policies and procedures are identical for both Funds and are described in each Fund’s prospectus and incorporated herein by reference.

Portfolio Holdings Disclosure Policies

The Board has approved policies and procedures with respect to the disclosure of its portfolio securities.  These policies and procedures are identical for both Funds and are described in each Fund’s prospectus and incorporated herein by reference.

Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Funds do engage in mixed funding and shared funding. Although the Funds do not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Board will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Clover Fund or the Capital Fund.

INFORMATION ABOUT THE REORGANIZATION

Description of the Plan of Reorganization

The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after March 12, 2010.  On the Closing Date, all of the assets (except for deferred or prepaid expenses which are not expected to be material) of Clover Fund will be transferred to Capital Fund.  In exchange for the transfer of these assets, Capital Fund will simultaneously issue to Clover Fund a number of full and fractional shares of Capital Fund equal in value to the aggregate NAV of Clover Fund calculated as of 4:00 p.m. on the Closing Date.

The value of Clover Fund’s assets to be acquired by Capital Fund shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in Capital Fund’s Declaration of Trust and its current Prospectuses and SAI, or such other valuation procedures as Clover Fund and Capital Fund shall mutually agree. The Funds’ valuation procedures are identical. Consequently, the use of Capital Fund’s valuation procedures will not result in a revaluation of Clover Fund’s assets at the time of the Reorganization. Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.  Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for the Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers.  If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund’s fair valuation procedures described in the Funds’ Prospectuses and Statement of Additional Information.

Prior to the Reorganization, Clover Fund will discharge all of its liabilities and obligations as provided in the Plan. Following the transfer of its assets in exchange for Primary shares and Service Shares of Capital Fund, Clover Fund will distribute Primary Shares and Service Shares of Capital Fund pro rata to shareholders of record of Clover Fund in complete liquidation of Clover Fund.  Shareholders of Clover Fund owning Primary Shares and Service Shares on the Closing Date of the Reorganization will receive that number of Primary Shares and Service Shares of Capital Fund which have the same aggregate value as the shareholder held in Clover Fund immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of Clover Fund’s shareholders on the share records of Capital Fund’s transfer agent. Capital Fund does not issue share certificates to shareholders. Following the consummation of the Reorganization, Clover Fund will terminate its existence. The transfer of shareholder accounts from Clover Fund to Capital Fund will occur automatically.  It is not necessary for Clover Fund shareholders to take any action to effect the transfer.

Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of the Funds’ portfolios, and you may incur sales charges that you would not incur in the Reorganization.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things approval of the Reorganization by Clover Fund’s shareholders.  The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of either Fund determines that the Reorganization is not in the best interest of the shareholders of Clover Fund or Capital Fund, respectively.

Costs of Reorganizations

The expenses will be borne by Clover Adviser and Capital Adviser or its affiliates, provided, however, that Capital Fund shall bear expenses associated with the qualification of Capital Fund shares for sale in the various states.  Reorganization expenses include, without limitation:  (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.  Any brokerage charges associated with the purchase or disposition of portfolio securities by Clover Fund prior to the Reorganization will be borne by Clover Fund.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a form of which is attached hereto as Exhibit A and incorporated herein by reference.

Description of Capital Fund’s Primary Share and Service Share Class and Capitalization

Shares of the Capital Fund to be issued to shareholders of the Clover Fund under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the prospectus of the Capital Fund provided herewith for additional information about shares of Capital Fund.

The following table sets forth the unaudited capitalization of Clover Fund and Capital Fund as of June 30, 2009, and on a pro forma combined basis after giving effect to the reorganization as of that date.

Fund II	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Federated Clover Value Fund II – Primary Shares	$59,105,218	7,961,208	$7.42
Share Adjustments		3,812,740
Federated Capital Appreciation Fund II – Primary Shares	$72,655,983	14,469,205	$5.02
Federated Capital Appreciation Fund II, Pro Forma Combined – Primary Shares	$131,761,201	26,243,153	$5.02

Federated Clover Value Fund II – Service Shares	$2,732,892	369,161	$7.40
Share Adjustments		175,240
Federated Capital Appreciation Fund II – Service Shares	$4,337,419	863,284	$5.02
Federated Capital Appreciation Fund II, Pro Forma Combined – Service Shares	$7,070,311	1,407,685	$5.02

Federal Tax Consequences

For a discussion of the tax consequences of variable life or annuity contracts, shareholders of the Funds should refer to the prospectuses or other documents they received when they purchased their variable life or variable annuity contracts.  Variable life and variable annuity contracts purchased through insurance company separate accounts generally provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability for the contract holder.  Accordingly, any gain realized by a shareholder as a result of the Reorganization which would otherwise be subject to federal income tax, would not be subject to such current tax.

Shareholders of Clover Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

Comparative Information on Shareholders Rights

Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. Both Funds are portfolios of the Trust, which was established under the laws of the Commonwealth of Massachusetts. Because both Funds are both portfolios of the same Trust, the rights of the stockholders of the two Fund’s relating to voting, distributions and redemption are identical. The chart below describes your rights as a shareholder of the Trust.

CATEGORY	SHAREHOLDER RIGHTS
Preemptive Rights	None
Preferences	None
Appraisal Rights	None
Conversion Rights	None
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the Funds’ prospectuses)	None
Annual Meetings	None
Right to Call Shareholder Meetings
Shall be called by the Trustees upon the written request of shareholders owning at least one-tenth of the outstanding shares of all Fund and class entitled to vote. shareholders shall be entitled to at least fifteen days' notice of any meeting.

Notice of Meetings	Mailing such notice at least 7 days before meeting.
Record Date For Meetings	A period not exceeding ninety (90) days preceding the date of any meeting of shareholders of the Trust or any Fund or class.
Vote Required for Election of Trustees
Unless otherwise required by the 1940 Act, Massachusetts law, or any court or regulatory body of competent jurisdiction, or unless the Trustees determine otherwise, a Trustee shall be elected by the Trustees, and shareholders shall have no right to elect Trustees.
A plurality of the votes cast shall elect a Trustee.

Adjournment of Meetings
If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

Removal of Trustees by Shareholders	A Trustee may be removed at any special meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares.
Personal Liability of Officers and Trustees
Trustees and officers of the Trust shall be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.

Personal Liability of Shareholders
The Trustees, officers, employees or agents of the Trust shall have no power to bind any shareholder of any Fund or Class personally or to call upon such shareholder for the payment of any sum of money or assessment whatsoever, other than such as the shareholder may at any time agree to pay by way of subscription for any shares or otherwise.
No shareholder or former shareholder of any Fund or Class shall be liable solely by reason of his being or having been a shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Fund or Class arising out of any action taken or omitted for or on behalf of the Trust or such Fund or Class, and the Trust or such Fund or Class shall be solely liable therefore and resort shall be had solely to the property of the relevant Fund or Class of the Trust for the payment or performance thereof.

Rights of Inspection
The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Fund shall be open to the inspection of the shareholder of the Fund; and no shareholder shall have any right of inspecting any account r book or document of the Trust except that, to the extent such account or book or document relates to the Fund in which he is a shareholder or the Trust generally, such shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the shareholders of the relevant Fund.

Number of Authorized Shares; Par Value	Shall at all times be divided into transferable shares, without par value.

INFORMATION ABOUT CAPITAL FUND
AND CLOVER FUND

Where to Find Additional Information

Information about the Clover Fund is included in its Prospectus and SAI dated April 30, 2009, each of which is incorporated herein by reference.  Information about the Capital Fund is included in its prospectus dated April 30, 2009, a copy of which accompanies this Prospectus/Proxy Statement and is incorporated herein by reference, and in its Statement of Additional Information dated April 30, 2009, which is incorporated herein by reference. Copies of the Statement of Additional Information of the Capital Fund, the prospectus and Statement of Additional Information of the Clover Fund and the Statement of Additional Information relating to this Prospectus/Proxy Statement dated January 19 2010, all of which have been filed with the SEC, and may be obtained without charge by contacting the Federated Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. The prospectuses and Statements of Additional Information of the Clover Fund and the Capital Fund is available electronically at Federated’s website at FederatedInvestors.com.

The Trust, on behalf of each Fund, is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith files reports and other information with the SEC.  Reports, proxy and information statements and other information filed by the Trust, on behalf of each Fund, can be obtained by calling or writing the Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Legal Proceedings –Clover Fund and Capital Fund

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the Board of the Trust on behalf of the Trust’s portfolio, Clover Fund. The proxies will be voted at the special meeting of shareholders of Clover Fund to be held February 19, 2010, at 4000 Ericcson Drive, Warrendale, PA 15086-7561 at 2:00p.m. (Eastern time), (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Clover Adviser or its affiliates and/or the Capital Adviser. _________ has been retained to assist in the solicitation of the proxies and it is estimated will receive approximately $_______ for its services. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Clover Adviser or its affiliates, the Capital Adviser or its affiliates, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact. The Capital Adviser or Clover Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about January 19, 2009 to shareholders of record at the close of business on December 11, 2009 (the “Record Date”).

Each Fund’s Annual Report, which includes audited financial statements for the fiscal year ended December 31, 2008, was previously mailed to shareholders of the Fund.  Each Fund’s Semi-Annual Report, which includes unaudited financial statements for the six months ended June 30 ,2009, was previously mailed to shareholders of the Fund.

Each Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or Semi-Annual Report.  Requests for Annual Reports and/or Semi-Annual Reports for a Fund may be made by writing to the Fund’s principal executive offices or by calling the toll-free telephone number, 1-800-341-7400.  The principal executive office for both Funds is located at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.  The reports are also available electronically at Federated’s website at FederatedInvestors.com.

Proxies, Quorum and Voting at the Special Meeting

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each share of Clover Fund is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of Capital Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Insurance company separate accounts, as shareholders of the Clover Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts (“Variable Contract Owners”) of the separate accounts, and will vote the accounts’ shares or other voting interests in the Clover Fund in proportion to the voting instructions received.  Each separate account is required to vote its shares of a Clover Fund in accordance with instructions received from Variable Contract Owners.  Each separate account is also required to vote shares of a Clover Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions.  Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company’s variable accounts in the aggregate.  Variable Contract Owners are permitted to give instructions to the Clover Fund and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that insurance companies will furnish a copy of this Proxy Statement to Variable Contract Owners.  Any Variable Contract Owner giving instructions will be advised by the investment company concerning the means of providing voting instructions, and the timing or method of amending or revoking any instructions previously given.

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan or Reorganization in the attached Notice.

In order to hold the Special Meeting, a “quorum” of shareholders must be present.  Holders of more than fifty percent of the total number of outstanding shares of Clover Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan or Reorganization and for the purpose of transacting any other business which may come before the meeting.  Approval of the Reorganization requires the affirmative vote of a “majority of the outstanding voting shares” of Clover Fund as defined in the 1940 Act.  This requires the affirmative of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities.

Shares represented by a properly executed proxy will be voted in accordance with the instruction on the proxy, or of no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of some of the proposals.

If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal.  All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote.  A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Funds

Officers and Trustees of the Trust own less than 1% of Clover Fund and Capital Fund's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the Primary shares of Clover Fund then outstanding: _____________

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the Service shares of Clover Fund then outstanding: _____________

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the Primary shares of Capital Fund then outstanding: ___________

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the Service shares of Capital Fund then outstanding: ___________

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

INTERESTS OF CERTAIN PERSONS

 The Adviser is a subsidiary of Federated Investors ,Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as Trustees of the Trust

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

Clover Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Insurance Series, Federated Investors Funds 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Clover Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

January 8, 2010

Exhibit A

Form of Agreement and Plan Reorganization Agreement

Exhibit B
CLOVER FUND

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the fiscal year ended December 31, 2008 was (33.79)% for the Primary Shares and (33.96)% for the Service Shares. The total return of the Standard &Poor's 500/Citigroup Value Index 1 ("Value Index") was (39.22)% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Value Index.

The following discussion will focus on the performance of the fund's Primary Shares.

MARKET OVERVIEW

Characterized by both high volatility and negative performance across the broad market, 2008 proved to be a challenging investment environment. As investors fled to safety, those areas that gave up the least ground in the Value Index were Consumer Staples (-18.38%), Health Care (-25.34%) and Utilities (-25.46%). Investors shunned the consumer and commodity linked sectors such as the Financials (-53.57%), Materials (-46.05%) and Industrials (-42.40%) sectors.

The year was filled with challenges throughout the financial markets. Chief among these was a steep decline in the credit quality and performance of real estate investments as housing prices sharply declined after years of rising steadily. This, in turn, led to a broader downturn in the credit markets. The financial problems of the banking industry came to a head in September 2008 with the collapses of Fannie Mae, Freddie Mac, AIG and Lehman Brothers. In response to the credit markets slowing dramatically and generalized concerns about a recession that would result, the Federal Reserve acted aggressively to provide liquidity to the markets. The federal government followed suit with an investment plan, the Troubled Asset Relief Program, to help re-capitalize the financial services industry. The actions taken domestically have been mirrored in most large markets across the globe.

Other factors added further to market volatility. A speculative bubble in the price of oil and other commodities has contributed to demand destruction and lower levels of economic activity. The currency markets have been equally unstable. The U.S. dollar made a strong comeback versus the Euro and Sterling, but much of that strength was due to a flight to quality and a weaker economic outlook in Europe rather than strength on our shores.

FUND PERFORMANCE

For the fiscal year, key drivers of the fund's outperformance to the Value Index included an underweight position in the troubled Financials sector and overweight positions in Energy and Information Technology, groups that outperformed in the benchmark early in the year.

Notably, an underweight position, coupled with superior stock selection in Financials, contributed importantly to outperformance. Names such as Aon Corp, an insurance service provider based in Chicago, and Wells Fargo & Co, a diversified financial provider with exposure across the United States, posted returns of 10.59% and 1.75%, outpacing the benchmark sector return.

Positive stock selection in Health Care, Information Technology and Energy sectors further bolstered relative performance. Within Health Care, an overweight position early in the year in Boston Scientific Corp., which gained 6.88%, proved beneficial as the stock posted profits on higher than expected sales. Within Information Technology, the fund acquired and sold Visa, an initial public offering that earned 93.75% for the fund. Energy names, Exxon Mobil Corp. and Chevron Corp., further added to positive stock selection as both stocks outperformed the benchmark sector return.

An underweight position in Utilities and weak stock selection in the Materials sector proved to be the biggest detractors from relative performance. Within Materials, Freeport-McMoRan Corp. and Alcoa Inc. dropped 63.91% and 63.35%, respectively, as copper and aluminum prices plummeted and investor sentiment shifted to safer areas.

1 Standard & Poor's 500/Citigroup Value Index is exhaustive, containing the full market cap of the S&P 500. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The indices have a relatively low turnover. Investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated American Leaders Fund II (Primary Shares) (the "Fund") from December 31, 1998 to December 31, 2008, compared to the Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), 2 and the Lipper Variable Underlying Funds Large-Cap Value Average (LFLCVA). 3

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(33.79)%
5 Years	(4.23)%
10 Years	(1.51)%

The graphic Presentation displayed here consists of a line graph.  The corresponding components of the line graph are listed above.  The Clover Fund is represented by a solid line.  The S&P 500/CV is represented by a line consisting of dots. The LFLCVA is represented by a line consisting of dashes. The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Clover Fund, the S&P 500/CV and the LFLCVA.  The “x” axis reflects computation periods from December 31, 1998 to December 31, 2008.  The “y” axis reflects the cost of the investment.   The right margin reflects the ending value of the hypothetical investment in the Clover Fund as compared to the S&P 500/CV and LFLCVA.  The ending values were $8,548, $10,069 and $10,361, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LFLCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500/CV is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LFLCVA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated American Leaders Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2008, compared to the Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), 2 and the Lipper Variable Underlying Funds Large-Cap Value Average (LFLCVA). 3

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(33.96)%
5 Years	(4.47)%
Start of Performance (4/30/2002)	(2.53)%

The graphic Presentation displayed here consists of a line graph.  The corresponding components of the line graph are listed above.  The Clover Fund is represented by a solid line.  The S&P 500/CV is represented by a line consisting of dots. The LFLCVA is represented by a line consisting of dashes. The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Clover Fund, the S&P 500/CV and the LFLCVA.  The “x” axis reflects computation periods from April 30,2002 to December 31, 2008.  The “y” axis reflects the cost of the investment.   The right margin reflects the ending value of the hypothetical investment in the Clover Fund as compared to the LFLCVA  and S&P 500/CV. The ending values were $8,428, $9,336 and $10,080, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LFLCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500/CV is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LFLCVA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts

CAPITAL FUND

Management's Discussion of Fund Performance (unaudited)

The Fund's total return for the fiscal year ended December 31, 2008 was (29.37)% and (29.67)% for Primary Shares and Service Shares, respectively, based upon net asset value. The total return of the fund's benchmark, the Standard & Poor's 500 Index (S&P 500), 1 was (37.0)% during the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the S&P 500.

For purposes of the following, the discussion will focus on the performance of the fund's Primary Shares.

MARKET OVERVIEW

Each sector within the S&P 500 experienced losses during the reporting period; the Financials sector had the worst performance (-55.3)%, followed by Materials (-45.7)% and Information Technology (-43.2)%. The three best performing sectors were Consumer Staples (-15.6)%, Health Care (-22.8)% and Utilities (-29.0)%.

Fund Performance

The fund outperformed the S&P 500 by 760 basis points and ranked in the 6 th percentile out of 509 funds of the U.S. Insurance Fund Large Blend Morningstar Category 2 and the 4 th percentile out of 229 funds of the Lipper Variable Underlying Funds Large Cap Core Average 3 for the one-year time period ended December 31, 2008.

Nearly 70% of the relative outperformance was driven by stock selection, with the remaining coming from sector allocation. The fund's relative performance benefited from excellent stock selection within the Financials sector where high quality stocks, such as BB&T Corp. and Wells Fargo, were generally favored over lower quality issuers. Stock selection in the Consumer Discretionary sector also contributed positively to performance; Darden Restaurants, Inc. and McDonalds Corp. benefited from their high value offerings during this difficult environment for the consumer. Nabors Industries Ltd., a drilling company, Rio Tinto, a mineral mining company, First Solar, a manufacturer of solar power modules, and Apache Corp., a supplier of oil and gas, benefited from strong price increases in energy and materials during the reporting period. Two Healthcare names, Genentech, Inc. and Waters Corp., also aided fund performance.

The top five positive contributors to performance were Wal-Mart Stores, Inc., Nabors Industries Ltd., First Solar, Barrick Gold and Darden Restaurants, Inc. The largest negative contributors were Microsoft, Schlumberger, Goldman Sachs Group, Inc., Intel and General Electric.

The fund remained overweighted Consumer Staples and underweighted the Financials sector throughout the reporting period, just as it was positioned last year. Both sector bets proved to be helpful. In addition, the fund favored the Energy sector in the first half of the year, then lightened its exposure in late spring due to concerns regarding demand destruction taking place as a result of higher prices. Under pressure on a cyclical basis, Energy remains interesting on a secular basis, although it was underweighted at the end of the reporting period. The fund was tilted more toward growth stocks during the year, in line with the goal of looking for stable earnings growth with favorable valuation. Additionally, the fund's exposure to foreign stocks at the end of the fiscal year, through ADRs and listed foreign securities, was approximately 9.6%. Foreign exposure is not reflected in the S&P 500. Of the foreign holdings in the fund, Barrick Gold contributed positively to performance (+17.6%).

The portfolio is constructed on a bottom-up basis and is confirmed by top-down factors when these factors are viewed as helpful. Fundamentals are analyzed with emphasis on forward growth rate and then weighed against valuation parameters.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

2 The fund ranked in the 3rd percentile out of 461 funds for the three-year period and in the 12th percentile out of 394 funds for the five-year period ended December 31, 2008. Rankings for other share classes will vary. Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings over the past three years. If the fund is less than three years old, the category is based on the life of the fund. © Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

3 For the five-year period ended December 31, 2008, the fund ranked 18th of 185 funds. Rankings for other share classes will vary. Lipper figures represent the average total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund II (Primary Shares) (the "Fund") from June 19, 2000 (start of performance) to December 31, 2008, compared to the Standard & Poor's 500 Index (S&P 500) 2 and the Lipper Variable Underlying Funds Large Core Average (LLCCA). 2

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(29.37)%
5 Years	(0.26)%
Start of Performance (6/19/2000)	(6.93)%

The graphic Presentation displayed here consists of a line graph.  The corresponding components of the line graph are listed above.  The Capital Fund-Primary Shares is represented by a solid line.  The S&P 500 is represented by a line consisting of dots. The LLCCA is represented by a line consisting of dashes. The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Clover Fund, the S&P 500 and the LLCCA.  The “x” axis reflects computation periods from June 19, 2000 to December 31, 2008.  The “y” axis reflects the cost of the investment.   The right margin reflects the ending value of the hypothetical investment in the Capital Fund-Primary Shares as compared to the LLCCA  and S&P 500/CV. The ending values were $5,419, $7,167 and $7,068, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2008, compared to the Standard & Poor's 500 Index (S&P 500) 2 and the Lipper Variable Underlying Funds Large Core Average (LLCCA). 2

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(29.67)%
5 Years	(0.56)%
Start of Performance (4/30/2002)	0.10%

The graphic Presentation displayed here consists of a line graph.  The corresponding components of the line graph are listed above.  The Capital Fund-Service Shares is represented by a solid line.  The S&P 500 is represented by a line consisting of dots. The LLCCA is represented by a line consisting of dashes. The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Capital Fund,-Service Shares the S&P 500 and the LLCCA.  The “x” axis reflects computation periods from April 30, 2002 to December 31, 2008.  The “y” axis reflects the cost of the investment.   The right margin reflects the ending value of the hypothetical investment in the Capital Fund-Service Shares as compared to the LLCCA and S&P 500/CV. The ending values were $10,070, $9,347 and $9,528, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the index or average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

STATEMENT OF ADDITIONAL INFORMATION

January 8 2010

Acquisition of the assets of

FEDERATED CLOVER VALUE FUND II,
a portfolio of Federated Insurance Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No:  1-800-341-7400

By and in exchange for Primary Shares and Service Shares of

FEDERATED CAPITAL APPRECIATION FUND II,
a portfolio of Federated Insurance Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 1508-75610
Telephone No:  1-800-341-7400

This Statement of Additional Information dated January 8, 2010, is not a prospectus.  A Prospectus/Proxy Statement dated January8, 2010, related to the above-referenced matter may be obtained from Federated Clover Value Fund II by writing or calling Federated Clover Value Fund II at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS
                                                                               Page

1.	Statement of Additional Information of Federated Clover Value Fund II, a portfolio of Federated Insurance Series, dated April 30, 2009 (incorporated by reference)	3

2.	Statement of Additional Information of Federated Capital Appreciation Fund II, a portfolio of Federated Insurance Series, dated April 30, 2009 (incorporated by reference)	3

3.	Audited Financial Statements of Federated Clover Value Fund II, a portfolio of Federated Insurance Series, dated December 30, 2008 (incorporated by reference)	3

4..	Audited Financial Statements of Federated Capital Appreciation Fund II, a portfolio of Federated Insurance Series
	dated December 31, 2008 (incorporated by reference)	3

5.	Federated Clover Value Fund II and Federated Capital Appreciation Fund II, Pro Forma Financial Statements for the Period Ended June 30, 2009 (unaudited):
	Introduction	3
	Pro Forma Combining Portfolio of Investments, June 30, 2009 (unaudited)	4
	Pro Forma Combining Statements of Assets and Liabilities, June 30, 2009 Period Ended (unaudited)	16
	Pro Forma Combining Statements of Operations, June 30, 2009 Period Ended (unaudited)	18
	Notes to Pro Forma Financial Statements, for the Period Ended June 30, 2009 (unaudited).	20

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of Federated Clover Value Fund II, a portfolio of Federated Insurance Series, dated April 30, 2009, is incorporated by reference to Federated Insurance Series, Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A (File No. 811-8042), which was filed with the Securities and Exchange Commission on or about April 30,2009. A copy may be obtained from the Federated Clover Value Fund II at 1-800-341-7400.

The Statement of Additional Information of Federated Capital Appreciation Fund II, a portfolio of Federated Insurance Series, dated April 30, 2009, is incorporated by reference to Federated Insurance Series, Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A (File No. 811-8042), which was filed with the Securities and Exchange Commission on or about April 30,2009.  A copy may be obtained from the Federated Capital Appreciation Fund II at 1-800-341-7400.

The audited financial statements of Federated Clover Value Fund II, dated December 31, 2008, are incorporated by reference to the Annual Report to shareholders of Federated Clover Value Fund II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about February 26, 2009.

The unaudited financial statements of Federated Clover Value Fund II dated June 30, 2009, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Clover Value Fund II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about August 27, 2009.

The audited financial statements of Federated Capital Appreciation Fund II, dated December 31, 2008, are incorporated by reference to the Annual Report to shareholders of Federated Capital Appreciation Fund II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about February 26, 2009.

The unaudited financial statements of Federated Capital Appreciation Fund II dated June 30, 2009, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Capital Appreciation Fund II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about August 27, 2009.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED JUNE 30, 2009 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Clover Value Fund II and Federated Capital Appreciation Fund II (individually referred to as the “Fund” or collectively as the “Funds”), for the period ended June 30, 2009.  Federated Clover Value Fund II,  (the “Acquired Fund”) will be reorganized into Federated Capital Appreciation Fund II  (the “Acquiring Fund”) as of the close of business on or about February 19, 2010.  For the purposes of these Pro Forma Financial Statements, the financial information covers the period from July 1, 2008 to June 30, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2009.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Primary Shares and Service Shares of Federated Clover Value Fund II for Primary Shares and Service Shares of Federated Capital Appreciation Fund II, respectively. Under generally accepted accounting principles, Federated Capital Appreciation Fund II will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

Federated Clover Value Fund II
Federated Capital Appreciation Fund II
Pro Forma Combining Portfolio of Investments
June 30, 2009 (unaudited)

		Federated				Federated
		Capital				Capital
Federated	Federated	Appreciation		Federated	Federated	Appreciation
Clover	Capital	Fund II		Clover	Capital	Fund II
Value	Appreciation	Pro Forma		Value	Appreciation	Pro Forma
Fund II	Fund II	Combined		Fund II	Fund II	Combined

Shares or Principal Amount				Value
COMMON STOCKS – 88.7%
Consumer Discretionary - 9.7%
0	31,800	31,800	Advance Auto Parts, Inc.	$ 0	$1,319,382	$1,319,382
66,700	0	66,700	(1) Goodyear Tire & Rubber Co.	751,042	0	751,042
24,500	0	24,500	Home Depot, Inc.	578,935	0	578,935
37,459	0	37,459	(1) Liberty Media Corp.	1,002,028	0	1,002,028
232,900	0	232,900	(1) Liberty Media Holding Corp.	1,166,829	0	1,166,829
17,145	46,700	63,845	McDonald's Corp.	985,666	$2,684,783	3,670,449
0	32,900	32,900	Target Corp.	0	$1,298,563	1,298,563
12,375	0	12,375	Time Warner Cable, Inc.	391,916	0	391,916
48,200	0	48,200	Time Warner, Inc.	1,214,158	0	1,214,158
30,150	0	30,150	Walt Disney Co.	703,399	0	703,399
0	40,100	40,100	Yum! Brands, Inc.	0	1,336,934	1,336,934
			TOTAL	6,793,973	6,639,662	13,433,635
Consumer Staples - 8.6%
25,050	0	25,050	CVS Caremark Corp.	798,343	0	798,343
22,285	0	22,285	H.J. Heinz Co.	795,574	0	795,574
0	32,800	32,800	Kellogg Co.	0	1,527,496	1,527,496
24,930	0	24,930	Kraft Foods, Inc., Class A	631,726	0	631,726
0	88,400	88,400	Kroger Co.	0	1,949,220	1,949,220
12,550	0	12,550	Lorillard, Inc.	850,514	0	850,514
0	19,601	19,601	Nestle SA	0	738,183	738,183
27,700	0	27,700	Procter & Gamble Co.	1,415,470	0	1,415,470
25,700	0	25,700	Walgreen Co.	755,580	0	755,580
0	52,000	52,000	Wal-Mart Stores, Inc.	0	2,518,880	2,518,880
			TOTAL	5,247,207	6,733,779	11,980,986
Energy - 12.9%
27,450	0	27,450	Anadarko Petroleum Corp.	1,245,955	0	1,245,955
0	11,100	11,100	Apache Corp.	0	800,865	800,865
26,600	0	26,600	Cabot Oil & Gas Corp., Class A	815,024	0	815,024
43,820	8,200	52,020	Chevron Corp.	2,903,075	543,250	3,446,325
17,700	9,000	26,700	Devon Energy Corp.	964,650	490,500	1,455,150
38,000	19,000	57,000	Exxon Mobil Corp.	2,656,580	1,328,290	3,984,870
20,650	0	20,650	Noble Energy, Inc.	1,217,731	0	1,217,731
33,300	0	33,300	Peabody Energy Corp.	1,004,328	0	1,004,328
0	21,000	21,000	(1) Petroleo Brasileiro SA, ADR	0	860,580	860,580
0	18,400	18,400	Schlumberger Ltd.	0	995,624	995,624
0	14,600	14,600	(1) Transocean Ltd.	0	1,084,634	1,084,634
0	24,550	24,550	XTO Energy, Inc.	0	936,337	936,337
			TOTAL	10,807,343	7,040,080	17,847,423
Financials - 14.1%
43,200	0	43,200	Axis Capital Holdings Ltd.	1,130,976	0	1,130,976
115,700	45,700	161,400	Bank of America Corp.	1,527,240	603,240	2,130,480
38,245	15,100	53,345	Bank of New York Mellon Corp.	1,120,961	442,581	1,563,542
8,500	13,800	22,300	Goldman Sachs Group, Inc.	1,253,240	2,034,672	3,287,912
0	41,663	41,663	Invesco Ltd.	0	742,435	742,435
62,660	24,900	87,560	JPMorgan Chase & Co.	2,137,333	849,339	2,986,672
29,500	25,600	55,100	MetLife, Inc.	885,295	768,256	1,653,551
39,800	0	39,800	Morgan Stanley	1,134,698	0	1,134,698
14,750	0	14,750	PNC Financial Services Group	572,448	0	572,448
19,980	0	19,980	Simon Property Group, Inc.	1,027,571	0	1,027,571
51,360	83,100	134,460	U.S. Bancorp	920,371	1,489,152	2,409,523
37,900	0	37,900	Wells Fargo & Co.	919,454	0	919,454
			TOTAL	12,629,587	6,929,675	19,559,262
Healthcare - 13.7%
0	28,500	28,500	Abbott Laboratories	0	1,340,640	1,340,640
18,550	17,200	35,750	(1) Amgen, Inc.	982,037	910,568	1,892,605
0	43,500	43,500	Baxter International, Inc.	0	2,303,760	2,303,760
0	10,000	10,000	Becton, Dickinson & Co.	0	713,100	713,100
81,850	0	81,850	(1) Boston Scientific Corp.	829,959	0	829,959
0	16,600	16,600	(1) Celgene Corp.	0	794,144	794,144
0	24,200	24,200	(1) Community Health Systems, Inc.	0	611,050	611,050
22,655	0	22,655	Covidien PLC	848,203	0	848,203
0	19,900	19,900	(1) Gilead Sciences, Inc.	0	932,116	932,116
21,700	0	21,700	(1) Hospira, Inc.	835,884	0	835,884
23,200	23,700	46,900	Johnson & Johnson	1,317,760	1,346,160	2,663,920
24,750	0	24,750	Merck & Co., Inc.	692,010	0	692,010
99,225	0	99,225	Pfizer, Inc.	1,488,375	0	1,488,375
0	17,700	17,700	Teva Pharmaceutical Industries Ltd., ADR	0	873,318	873,318
0	45,200	45,200	UnitedHealth Group, Inc.	0	1,129,096	1,129,096
20,700	0	20,700	(1) Wellpoint, Inc.	1,053,423	0	1,053,423
			TOTAL	8,047,651	10,953,952	19,001,603
Industrials - 6.5%
146,665	0	146,665	General Electric Co.	1,718,914	0	1,718,914
0	7,900	7,900	(1) Jacobs Engineering Group, Inc.	0	332,511	332,511
0	39,900	39,900	Norfolk Southern Corp.	0	1,503,033	1,503,033
21,200	32,900	54,100	Raytheon Co.	941,916	1,461,747	2,403,663
29,300	0	29,300	(1) Shaw Group, Inc.	803,113	0	803,113
0	41,200	41,200	Tyco International Ltd.	0	1,070,376	1,070,376
0	23,200	23,200	United Technologies Corp.	0	1,205,472	1,205,472
			TOTAL	3,463,943	5,573,139	9,037,082
Information Technology - 11.7%
0	5,100	5,100	(1) Apple, Inc.	0	726,393	726,393
0	49,500	49,500	(1) Broadcom Corp.	0	1,227,105	1,227,105
0	56,000	56,000	(1) Cisco Systems, Inc.	0	1,043,840	1,043,840
51,850	0	51,850	Corning, Inc.	832,711	0	832,711
48,200	114,100	162,300	(1) EMC Corp.	631,420	1,494,710	2,126,130
0	38,100	38,100	(1) Electronic Arts, Inc.	0	827,532	827,532
0	19,000	19,000	Hewlett-Packard Co.	0	734,350	734,350
0	6,400	6,400	IBM Corp.	0	668,288	668,288
38,650	46,400	85,050	Intel Corp.	639,658	767,920	1,407,578
0	63,200	63,200	Microsoft Corp.	0	1,502,264	1,502,264
59,750	79,500	139,250	(2) Nokia Oyj, Class A, ADR	871,155	1,159,110	2,030,265
0	34,600	34,600	(1) Oracle Corp.	0	741,132	741,132
0	33,000	33,000	(1) Qualcomm, Inc.	0	1,491,600	1,491,600
54,850	0	54,850	(1) Symantec Corp.	853,466	0	853,466
			TOTAL	3,828,410	12,384,244	16,212,654
Materials - 3.3%
0	21,000	21,000	Barrick Gold Corp.	0	704,550	704,550
22,200	0	22,200	Du Pont (E.I.) de Nemours & Co.	568,764	0	568,764
13,250	0	13,250	Potash corp. of Saskatchewan, Inc.	1,232,913	0	1,232,913
6,050	7,100	13,150	Rio Tinto PLC, ADR	991,414	1,163,477	2,154,891
			TOTAL	2,793,091	1,868,027	4,661,118

Telecommunication Services - 2.4%
63,820	0	63,820	AT&T, Inc.	1,585,289	0	1,585,289
39,161	20,500	59,661	Verizon Communications, Inc.	1,203,418	629,965	1,833,383
			TOTAL	2,788,707	629,965	3,418,672

Utilities - 5.8%
0	30,300	30,300	American Electric Power Co., Inc.	0	875,367	875,367
32,650	0	32,650	DPL, Inc.	756,500	0	756,500
32,205	0	32,205	Exelon Corp.	1,649,218	0	1,649,218
48,250	0	48,250	National Fuel Gas Co.	1,740,860	0	1,740,860
0	40,000	40,000	Progress Energy, Inc.	0	1,513,200	1,513,200
0	49,200	49,200	Southern Co.	0	1,533,072	1,533,072
			TOTAL	4,146,578	3,921,639	8,068,217
			TOTAL COMMON STOCKS (Identified Cost $118,775,833)	60,546,490	62,674,162	123,220,652

REPURCHASE AGREEMENTS - 5.4%
1,309,000	4,233,000	5,542,000	Interest in $500,000,000 joint repurchase agreement 0.08%, dated 6/30/2009, under which ING Financial Markets LLC will repurchase securities provided as collateral for $500,001,111 on 7/1/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 6/1/2039 and the market value of those underlying securities was $510,001,726.	1,309,000	4,233,000	5,542,000
1,894,000	0	1,894,000	Interest in $4,000,000,000 joint repurchase agreement 0.08%, dated 6/30/2009, under which JPMorgan Securities, Inc. will repurchase securities provided as collateral for $4,000,008,889 on 7/1/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 8/16/2048 and the market value of those underlying securities was $4,095,789,660 9purchased with proceeds from securities lending collateral).	1,894,000	0	1,894,000
			TOTAL REPURCHASE AGREEMENTS (AT COST)	3,203,000	4,233,000	7,436,000
			Total Investments (Identified Cost $126,211,833 - 94.1%)(3)	63,749,490	66,907,162	130,656,652
			Other Assets and Liabilities - 5.9%(4)	(1,911,380)	10,086,240	8,174,860
			Total Net Assets - 100%	$ 61,838,110	$76,993,402	$138,831,512

Note:         The categories of investments are shown as a percentage of total net assets at June 30, 2009.
It is anticipated that Federated Clover Value Fund II may dispose of some of its portfolio securities prior to the Reorganization.  The exact securities that will need to be disposed will not be known until closer to the Reorganization.

(1) Non income producing
(2) With respect to Federated Capital Appreciation Fund II, all or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(3) Also represents cost for federal tax purposes..
(4) Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Various inputs are used in determining the value of each funds' investments. These inputs are summarized in the three broad levels listed below:

	Level 1 - quoted prices in active markets for identical securities
	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
	Level 3 - significant unobservable inputs (including each fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2009, in valuing each fund's assets carried at fair value:

Fund				Valuation Inputs
				Level 1	Level 2	Level 3	Total
Federated Clover Value Fund II
Equity Securities
Domestic				$ 55,471,830	0	0	$ 55,471,830
International				5,074,660	0	0	5,074,660
Repurchase Agreements				0	3,203,000	0	3,203,000
TOTAL SECURITIES				$ 60,546,490	$ 3,203,000	0	$ 63,749,490

Federated Capital Appreciation Fund II
Equity Securities
Domestic				$ 53,281,875	0	0	$ 53,281,875
International				9,392,287	0	0	9,392,287
Repurchase Agreements				0	4,233,000	0	4,233,000
TOTAL SECURITIES				$ 62,674,162	$ 4,233,000	0	$ 66,907,162

Federated Capital Appreciation Fund II Pro Forma Combined
Equity Securities
Domestic				$108,753,705	0	0	$ 108,753,705
International				14,466,947	0	0	14,466,947
Repurchase Agreements				0	7,436,000	0	7,436,000
TOTAL SECURITIES				$123,220,652	$ 4,233,000	0	$ 130,656,652

The following acronym is used throughout this portfolio:

ADR - American Depositary Receipt

Federated Clover Value Fund II
Federated Capital Appreciation Fund II
Pro Forma Combining Statements of Assets & Liabilities
June 30, 2009 (unaudited)

					Federated
					Capital
	Federated	Federated			Appreciation
	Clover	Capital			Fund II
	Value	Appreciation	Pro Forma		Proforma
	Fund II	Fund II	Adjustment		Combined
Assets:
Investments in securities, at value	$63,749,490	$66,907,162	$0		$130,656,652
Cash	787	828	0		1,615
Cash denominated in foreign currencies (identified cost $0 and $16, respectively)	0	15	0		15
Income receivable	68,035	73,275	0		141,310
Receivable for investments sold	0	1,210,166	0		1,210,166
Receivable for shares sold	9,740	9,655,075	0		9,664,815
Total assets	63,828,052	77,846,521	0		141,674,573
Liabilities:
Payable for investments purchased	0	816,826	0		816,826
Payable for shares redeemed	54,382	3,406	0		57,788
Payable for collateral due to broker for securities lending	1,894,000	0	0		1,894,000
Payable for Trustees'/Trustees' fees	545	0	0		545
Payable for distribution services fees	549	820	0		1,369
Accrued expenses	40,466	32,067	0		72,533
Total liabilities	1,989,942	853,119	0		2,843,061
Net Assets	$61,838,110	$76,993,402	$0		$138,831,512
Net Assets Consists of:
Paid-in capital	$123,024,604	$99,327,058	$0		222,351,662
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(2,957,360)	7,402,288	0		4,444,928
Accumulated net realized loss on investments and foreign currency transactions, futures contracts and swap contracts	(59,068,305)	(30,144,028)	0		(89,212,333)
Undistributed net investment income	839,171	408,084	0		1,247,255
Total Net Assets	$61,838,110	$76,993,402	$0		$138,831,512

Net Asset Value, Offering Price and Redemption Proceeds Per Share

Primary Shares:
Net Assets	$ 59,105,218	$ 72,655,983	$0		$ 131,761,201
Shares Outstanding	7,961,208	14,469,205	3,812,740	(a)	26,243,153
Shares Authorized	unlimited	unlimited			unlimited
Net Asset Value Per Share	$7.42	$5.02			$5.02
Offering Price Per Share	$7.42	$5.02			$5.02
Redemption Proceeds Per Share	$7.42	$5.02			$5.02

Service Shares:
Net Assets	$ 2,732,892	$ 4,337,419	$0		$ 7,070,311
Shares Outstanding	369,161	863,284	175,240	(a)	1,407,685
Shares Authorized	unlimited	unlimited			unlimited
Net Asset Value Per Share	$7.40	$5.02			$5.02
Offering Price Per Share	$7.40	$5.02			$5.02
Redemption Proceeds Per Share	$7.40	$5.02			$5.02

Investments, at identified cost	$66,706,850	$59,504,983	$0		$126,211,833
Investments in securities loaned	$1,766,166	$0	$0		$1,766,166

(a) Adjustment to reflect share balance as a result of the combination.

Federated Clover Value Fund II
Federated Capital Appreciation Fund II
Pro Forma Combining Statements of Operations
For the year ended June 30, 2009 (unaudited)

						Federated
						Capital
	Federated	Federated				Appreciation
	Clover	Capital				Fund II
	Value	Appreciation		Pro Forma		Proforma
	Fund II	Fund II		Adjustment		Combined
Investment Income:
Dividends	$2,604,744	$1,675,344	*	$0		$4,280,088
Interest	21,009	85,859	**	0		106,868
Total Investment Income:	2,625,753	1,761,203		0		4,386,956
Expenses:
Investment adviser fee	596,931	650,086		82,198	(a)	1,329,215
Administrative personnel and services fee	189,738	189,737		(189,475)	(b)	190,000
Custodian fees	11,272	20,857		(2,729)	(c)	29,400
Transfer and dividend disbursing agent fees and expenses	28,151	27,034		(21,125)	(d)	34,060
Trustees'/Trustees' fees	1,867	1,581		(1,048)	(e)	2,400
Auditing fees	25,557	25,466		(25,523)	(f)	25,500
Legal fees	9,226	9,256		(9,226)	(g)	9,256
Portfolio accounting fees	56,806	67,511		(53,770)	(h)	70,547
Distribution services fee - Select Shares	8,236	13,167		0		21,403
Printing and postage	42,440	18,663		(31,346)	(i)	29,757
Insurance premiums	3,589	3,382		(2,321)	(j)	4,650
Miscellaneous	5,513	2,512		(2,525)	(k)	5,500
Total Expenses	979,326	1,029,252		(256,890)		1,751,688
Waivers and Reduction--
Waiver of investment adviser fee	(137,125)	(75,678)		212,803	(l)	0
Waiver of administrative personnel and services fee	(34,197)	(34,188)		34,949	(m)	(33,436)
Waiver of distribution services fee - Select Shares	0	(80)		0		(80)
Fees paid indirectly for directed brokerage arrangements	(62,948)	(48,194)		0		(111,142)
Total Waivers and Reimbursements	(234,270)	(158,140)		247,752		(144,658)
Net Expenses	745,056	871,112		(9,138)		1,607,030
Net investment income	$1,880,697	$890,091		$9,138		$2,779,926
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions	(32,838,059)	(24,973,102)		0		(57,811,161)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(1,750,225)	5,677,237		0		3,927,012
Net realized and unrealized loss on investments and foreign currency transactions	(34,588,284)	(19,295,865)		0		(53,884,149)
Change in net assets resulting from operations	($32,707,587)	($18,405,774)		$9,138		($51,104,223)

* Net of foreign taxes withheld of $21,773.
** Including income on securities loaned of $6,999.

(See Note 7 to Pro Forma Financial Statements for a description of the pro forma adjustments.)

Federated Clover Value Fund II
Federated Capital Appreciation Fund II
Notes to Pro Forma Financial Statements
For the Period Ended June 30, 2009 (unaudited)

Note 1. Description of the Funds

Federated Clover Value Fund II and Federated Capital Appreciation Fund II, series of Federated Insurance Series, are each registered under the Investment Company Act of 1940, as amended (the “Act), as an open-end management investment company.  Federated Clover Value Fund II and Federated Capital Appreciation Fund II each consist of two classes of shares: Primary Shares and Service Shares.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Clover Value Fund II  and Federated Capital Appreciation Fund II (individually referred to as the “Fund”, or collectively as the “Funds”), for the year ended June 30, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2009.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Federated Clover Value Fund II and Federated Capital Appreciation Fund II, which have been incorporated by reference in the Statement of Additional Information.  The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Primary Shares and Service Shares of Federated Clover Value Fund II, for Primary Shares and Service Shares of Federated Capital Appreciation Fund II, respectively.  Under generally accepted accounting principles, Federated Capital Appreciation Fund II will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended June 30, 2009, Federated Clover Value Fund II and Federated Capital Appreciation Fund II paid investment advisory fees computed at the annual rate of 0.75% and 0.85%, respectively, as a percentage of average daily net assets.

Federated Investors, Inc. will pay the direct expenses and all the indirect expenses of the Reorganization.

Note 3. Portfolio Valuation

In calculating its net asset value (NAV), each Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•
Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

•	Shares of other mutual funds are valued based upon their reported NAVs.

If each Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures
The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions.  Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Funds normally use bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Funds normally use mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.  Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
•	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
•	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading.  For other significant events, the Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources.  If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

Note 4. Shares of Beneficial Interest

The Pro Forma Primary Shares and Service Shares net asset value per share assumes the issuance of 11,773,948 Primary Shares and 540,401 Service Shares of Federated Capital Appreciation Fund II in exchange for 7,961,208 Primary Shares and 369,161 Service Shares of Federated Clover Value Fund II, respectively, which would have been outstanding at June 30, 2009 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.

Note 5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Federated Capital Appreciation Fund II intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.  Federated Capital Appreciation Fund II complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48) “Accounting for Uncertainty in Income Taxes”.   As of and during the year ended June 30, 2009, the Fund did not have a liability for any uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.  As of June 30, 2009, tax years 2005 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

Each Fund may be subject to taxes imposed by governments of countries in which it invests.  Such taxes are generally based on either income or gains earned or repatriated.  Each Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Note 6. Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenue reported in the financial statements.  Actual results could differ from those estimated.

Note 7. Pro Forma Adjustments

(a)
Federated Global Investment Management Corp. is the investment adviser for Federated Clover Value Fund II and Federated Equity Management Company of Pennsylvania is the investment adviser for Federated Capital Appreciation Fund II.  The advisory agreement between Federated Clover Value Fund II and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets.  The advisory agreement between Federated Capital Appreciation Fund II and the Adviser provides for an annual fee equal to 0.85% of the Fund’s average daily net assets.  An adjustment to the combined investment adviser fee reflects the fee structure of Federated Capital Appreciation Fund II based on the combined assets of Federated Capital Appreciation Fund II Pro Forma Combined.

(b)
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides each Fund with certain administrative personnel and services necessary to operate the Fund.  The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds.  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.  Under a similar plan, FAS provides The Funds with certain administrative personnel and services necessary to operate each Fund.  An adjustment to the combined administrative personnel and services fee reflects the fee structure of Federated Capital Appreciation Fund II Pro Forma Combined.  Federated Capital Appreciation Fund II Pro Forma Combined would be charging the minimum fee for administrative personnel and services for a Fund with two classes.

(c)	Adjustment to reflect custodian fees based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(d)	Adjustment to reflect transfer and dividend disbursing agent fees and expenses based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(e)	Adjustment to reflect Trustees’/Trustees fees based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(f)	Adjustment to reflect auditing fees based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(g)	Adjustment to reflect legal fees based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(h)	Adjustment to reflect portfolio accounting fees based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(i)	Adjustment to reflect printing and postage costs based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(j)	Adjustment to reflect insurance premiums based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(k)	Adjustment to reflect miscellaneous expenses based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(l)	Adjustment to reflect the voluntary waiver of investment advisory fees on the average daily net assets of Federated Capital Appreciation Fund II Pro Forma Combined.

(m)	Adjustment to reflect the voluntary waiver of administrative personnel and services fee on the average daily net assets of Federated Capital Appreciation Fund II Pro Forma Combined.

FEDERATED CLOVER VALUE FUND II

a portfolio of Federated Insurance Funds

Investment Adviser
Federated Global Investment Management Corp.
450 Lexington Avenue
Suite 3700
New York, NY 10017-3943

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

PART C. OTHER INFORMATION.

Item 15. Indemnification:

Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law.  However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330.  Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii)  by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.  The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions:  (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16. Exhibits

1.1	Conformed copy of Amended and Restated Declaration of Trust of Registrant	33
1.2	Conformed copy of amendment #23 of Declaration of Trust of Registrant	36
1.3	Form of amendment #24 of Declaration of Trust of Registrant	37

2.1	Copy of By-Laws
2.2	Amendment Nos. 1, 2 and 3	19
2.3	Amendment Nos. 4 and 5	30
2.4	Amendment Nos. 6, 7 and 8	33

3.	Not Applicable

4.	Form of Plan of Reorganization	+

5.1	Copy of Specimen Certificate of Shares of Beneficial Interest of Federated American Leaders Fund II; Federated Utility Fund II; Federated Fund for U.S. Government Securities II; Federated High Income Bond Fund II; Federated Prime Money Fund II; Federated Growth Strategies Fund II; and Federated Equity Income Fund II	15
5.2	Copy of Specimen Certificate of Shares of Beneficial Interest of Federated International Equity Fund II As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.	4

6.1	Conformed copy of Investment Advisory Contract between the Registrant and Federated Advisers with conformed copies of Exhibits A,B,C,D,and E	3
6.2	Conformed copy of Exhibit F to Investment Advisory Contract	6
6.3	Conformed copy of Exhibit G to Investment Advisory Contract	10
6.4	Conformed copy of Exhibit H to Investment Advisory Contract	12
6.5	Conformed copy of Exhibit I to Investment Advisory Contract	20
6.6	Conformed copy of Exhibits J and K to Investment Advisory Contract	22
6.7	Conformed copy of Exhibit L to Investment Advisory Contract	24
6.8	Conformed copy of Amendment to the Investment Advisory Contract	25
6.9	Conformed copy of Investment Advisory Contract between the Registrant and Federated Global Research Corp. with respect to Federated International Equity Fund II with a conformed copy of Exhibit A attached	10
6.10	Conformed copy of Exhibit B to Investment Advisory Contract	26
6.11	Conformed copy of Sub-Advisory Agreement between Federated Advisers and Federated Global Research Corp. with respect to Federated Utility Fund II	17
6.12	Conformed copy of Exhibit A to Sub-Advisory Contract	10
6.13	Conformed copy of Sub-Advisory Agreement between Federated Investment Management Company and Federated Global Investment Management Corp. with respect to Federated Strategic Income Fund II	22
6.14	Conformed copy of Exhibit A to Sub-Advisory Contract	10
6.15	Conformed copy of Exhibit M to the Investment Advisory Contract	27
6.16	Conformed copy of Sub-Advisory Agreement between Federated Investment Management Company and Federated Global Investment Management Corp. with respect to Federated Kaufmann Fund II	27
6.17	Conformed copy of Exhibit A to the Sub-Advisory Contract	27
6.18	Conformed copy of Assignment of Advisory Contract and Sub-Advisory Contract	30
6.19	Conformed copy of new Sub-Advisory Contract with respect to Federated Capital Income Fund II	30
6.20	Conformed copy of new Advisory Contract between Federated Equity Management Company of Pennsylvania and Registrant	33
6.21	Conformed copy of Exhibit B to the Sub-Advisory Agreement	33
6.22	Conformed copy of Assignment of Advisory Contract to Federated Global Investment Management Corp.	37
6.23	Conformed copy of Exhibit C to Advisory Contract for Federated Clover Value Fund II	37

7.1	Conformed copy of Distributor’s Contract of the Registrant with conformed copies of Exhibits A,B,C and D attached	3
7.2	Conformed copy of Exhibits E,F,L and M to Distributor’s Contract	23
7.3	Conformed copy of Exhibit G to Distributor’s Contract	10
7.4	Conformed copy of Exhibit H to Distributor’s Contract	12
7.5	Conformed copy of Exhibit I to Distributor’s Contract	20
7.6	Conformed copy of Exhibit J and K to Distributor’s Contract	22
7.7	Conformed copy of Exhibit N to Distributor’s Contract	24
7.8	Conformed copy of Amendment to the Distributor’s Contract	25
7.9	Conformed copy of Exhibit O to Distributor’s Contract	27
7.10
The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269).

7.11	Conformed copy of Exhibit P to Distributor’s Contract	30
7.12	Conformed copy of Exhibit Q to Distributor’s Contract	33

8	Not Applicable

9
9.1	Conformed copy of Custodian Contract	7
9.2	Conformed copy of Domestic Custody Fee Schedule	17
9.3	Conformed copy of Amendment to the Custodian Contract of the Registrant	35

10.1	Conformed copy of Distribution Plan of the Registrant	31
10.2	Conformed copy of Exhibit D to the Distribution Plan	33

11	Form of Opinion and Consent of Counsel regarding the Legality of Shares	+

12	Not Applicable

13.1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services, and Custody Services Procurement;	19
13.2
The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities:  2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);

13.3
The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities:  2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);

13.4	Conformed copy of Amended and Restated Shareholder Services Agreement;	16
13.5
The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004.  (File Nos. 33-50773 and 811-7115);

13.6
The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item 23(h)(vii) of th Cash Trust Series, Inc. Registration Statement filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)

13.7
The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 6/30/04, from Item 23(h)(viii) of th Cash Trust Series, Inc. Registration Statement filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)

13.8
The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23 (h)(ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2005. (File Nos. 33-60411 and 811-07309)

13.9
The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, form Item 23(h)(ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005.  (File Nos. 33-29838 and 811-5843)

13.10
The Registrant hereby incorporates the Conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06, from Item (h)(viii) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006.  (File Nos. 33-60411 and 811-07309)

13.11
The Registrant hereby incorporates the Conformed copy of the Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06, from Item (h)(ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006.  (File Nos. 33-60411 and 811-07309)

14.1	Conformed copy of Consent of Independent Registered Public Accounting Firm	+

15	Not Applicable

16.1	Conformed copy of Power of Attorney; conformed copy of Power of Attorney of Chief Investment Officer	24
16.2	Conformed copy of Power of Attorney of the Chief Investment Officer	28
16.3	Conformed copy of Power of Attorney of President	31
16.4	Conformed copies of Powers of Attorney of two (2) Trustees and the Treasurer	33
16.5	Conformed copy of Power of Attorney of Trustee	34
16.6	Conformed copy of Power of Attorney of Trustee	37
16.7	Conformed copy of Power of Attorney of the Registrant	+
16.8	Conformed copy of Unanimous Consent of Trustees	+

17	Form of Proxy	+

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-69268 and 811-8042)
1	Pre-effective Amendment No. 1 filed December 10, 1993
2	PEA No. 1 filed April 29 1994
3	PEA No. 2 filed August 23, 1994
4	PEA No. 3 filed January 19, 1995
6	PEA No. 5 filed on April 3, 1995
7	PEA No. 6 filed on April 21, 1994
10	PEA No. 9 filed on February 16, 1996
11	PEA No. 10 filed on March 28, 1996
12	PEA No. 12 filed on February 10, 1997
13	PEA No. 15 filed on July 31, 1997
14	PEA No. 17 filed on March 9, 1998
17	PEA No. 18 filed on April 22, 1998
19	PEA No. 20 filed on February 19, 1999
20	PEA No. 22 filed on April 20, 1999
22	PEA No. 25 filed on February 17, 2000
23	PEA No. 28 filed on April 19, 2000
24	PEA No. 30 filed on April 23, 2001
25	PEA No. 30 filed on April 23, 2001
26	PEA No. 31 filed on February 28, 2002
27	PEA No. 36 filed on April 29, 2002
28	PEA No. 37 filed on February 18, 2003
29	PEA No. 39 filed on April 29, 2003
30	PEA No. 40 filed on February 20, 2004
31	PEA No. 41 filed on April 29, 2004
32	PEA No. 43 filed on April 27, 2005
33	PEA No. 45 filed on April 28, 2006
34	PEA No. 46 filed on April 27, 2007
35	PEA No. 49 filed on April 28, 2008
36	PEA No. 50 filed on February 13,2009
37	PEA No. 52 filed on April 30, 2009

Item 17. Undertakings:

(1)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Federated Insurance Series duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 12th day of November, 2009.

Federated Insurance Series
BY: /s/ C. Grant Anderson C. Grant Anderson, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ C. Grant Anderson C. Grant Anderson, Assistant Secretary	Attorney In Fact For the Persons Listed Below	November 12, 2009
John F. Donahue *	Trustee
John B. Fisher	President
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
Richard A. Novak*	Treasurer (Principal Financial Officer)
John T. Conroy, Jr.*	Trustee
Nicholas P. Constantakis*	Trustee
John F. Cunningham*	Trustee
Maureen E. Lally-Green	Trustee
Peter E. Madden*	Trustee
Charles F. Mansfield, Jr.*	Trustee
R. James Nicholson	Trustee
Thomas O’Neill*	Trustee
John S. Walsh*	Trustee
James F. Will*	Trustee
*By Power of Attorney